united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2012

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2012 Unaudited

OUR MESSAGE TO YOU

August 2012

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2012-Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

After a great start to the year, stocks gave up some ground in the second quarter. The S&P 500 Index declined 2.8% during the period, while international stocks fell 6.9%. The end of the quarter saw a rally, which recouped much of the losses that occurred in May and early June. Through June 30, 2012, the S&P 500 Index has returned 9.5% and the Dow Jones Industrial Average 6.8%. With interest rates declining further, buoying bond prices, the aggregate bond index has now returned 2.4% through the first half of the year.

The two big stories for the year have surrounded Europe, not surprisingly, and the domestic economy. Greece maintained its high profile on the world stage with a presidential election in June, which kept the nation in the European Union — for now, at least. On the last trading day of the month, the results of a European summit that took place encouraged investors, and the S&P 500 Index subsequently jumped over 2%. We have seen positive reaction to other summits, though — this was the 19th summit since the financial crisis began — and the confidence was short-lived. Domestically, economic indicators definitely weakened during the quarter. Unemployment figures were disappointing, and with GDP growth still very sluggish, it has been one of the weakest recoveries on record since the lows of this deep recession.

Election season is in full steam. This year is unique given the legislative uncertainties hanging in the balance. These include the expiration of tax cuts and other spending policies that represent nearly 4% of GDP. Many, including the Federal Reserve, refer to these uncertainties as the “fiscal cliff.” Given the current rancor in Congress and unwillingness to compromise, we may get pushed closer to the edge of the cliff before agreement is reached. This will certainly lead to increased volatility in the meantime.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2012 Unaudited

During the six months ended June 30, 2012, the Johnson Equity Income Fund has gained 6.58%. The Fund trailed the S&P 500 Index return of 9.49%.

Sector allocation and stock selection contributed almost evenly to the Fund’s underperformance compared to its benchmark. The Fund’s overweight position in Energy accounted for the majority of the sector allocation underperformance. Underweight positions in the Financials, Information Technology, and Telecommunication sectors also contributed to the underperformance for the first half of the year.

Individual stock selections in the Energy, Financial, and Telecommunication sectors were a positive contribution to performance. The most positive individual stock contributions came from Comcast, Allstate, Microsoft, C.R. Bard, and AT&T. These five stocks also had the highest total returns in the first half of the year of all the stocks held in the Fund. On the downside, Johnson Controls, Eaton, Procter & Gamble, BHP Billiton, and Royal Dutch/Shell detracted from the Fund’s performance.

The Fund continues to be positioned with its largest overweight in the Energy sector and has its largest underweight in the Financials sector. Valuations in the traditionally more defensive, yield-oriented sectors such as Utilities, Telecommunication, and Consumer Staples are extended in our view. For this reason, the Fund currently owns only one stock in both the Utilities and Telecommunication sectors, and the Consumer Staples sector weight is at the low end of its historical range within the Fund. The Energy and Information Technology sectors are areas we have found more attractively valued for the future. Stocks that are economically sensitive with higher yields are also future considerations for the Fund.

The Johnson Equity Income Fund’s investment objective is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. The Fund will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of June 30, 2012
	Equity Income Fund	S&P 500 Index
Six Month	6.58%	9.49%
One Year	3.65%	5.45%
Five Years	1.65%	0.22%
Since Inception*	4.95%	3.52%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Growth Fund posted a 7.14% return in the first six months of 2012, compared to a return of 9.49% for the S&P 500 Index.

The first half of 2012 was somewhat of a repeat of 2011, as cyclical industries and companies lagged the more non-cyclical companies due to concerns over further destabilization in Europe, a slowdown in the Chinese economy and concerns over the effects the upcoming “fiscal cliff” in the U.S. Following a strong start to the year, stocks sold off in May due to the global macroeconomic concerns. As a result, the Fund, which had been outperforming through April, underperformed in May and June due to a combination of sector weighting decisions and stock selections.

The best performing sectors in the S&P 500 for the first half of the year were Telecommunications, Financials and Technology. The Fund is well underweight in the Financial sector and has no weight in the Telecommunications sector. This detracted from performance for the period. The Fund’s overweight position in the Technology sector was additive to performance.

Individual stock selection accounted for the majority of the underperformance for the Fund during the period. Poor relative performance in Consumer Discretionary, Consumer Staples and Financials were the biggest detractors from performance. Selections in Healthcare and Technology were the most additive to performance.

The top five contributors to performance were Apple, Vertex Pharmaceuticals, EMC, Priceline and Watson Pharmaceuticals. The top five detractors from performance were Deckers Outdoor, Johnson Controls, Google, Carbo Ceramics and Baker Hughes.

The Fund is currently overweight in the Materials, Industrials, Energy, Health Care and Technology sectors. There are no holdings in the Utility and Telecommunications sectors and the biggest underweight sector position is in Financials.

The Fund continues to adhere to its philosophy of investing in quality companies with sound, sustainable business models. These are companies that have solid, identifiable growth drivers, management teams that are good stewards of capital, and have solid growth plans in place and trade at reasonable valuations. We continue to find the most attractive opportunities in higher quality, large-cap stocks where large free cash flows and high cash balances should allow these companies multiple opportunities to put capital to work. We expect slow, yet continued, improvement in our economy to move stock prices higher in 2012.

Average Annual Total Returns As of June 30, 2012
	Growth Fund	S&P 500 Index
Six Month	7.14%	9.49%
One Year	-0.59%	5.45%
Five Years	-1.08%	0.22%
Ten Years	3.47%	5.32%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Disciplined Mid-Cap Fund had a total return of 4.41% during the first six months of 2012, trailing the Russell Midcap Index’s 7.97% return.

Although the six month period held a positive return, the market fell in the second quarter for the third consecutive year. Continued consternation over European credit risk and several softer than expected economic news reports were key reasons for the downturn. Most of the Fund’s underperformance occurred during the second quarter. Energy was the Fund’s worst performing sector, and an overweight position as oil prices plunged was detrimental to returns. An overweight, cyclical position in Industrials was also detrimental to performance during the period.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with good momentum in price and earnings were the best performers during the first half of the year. Unfortunately, the Fund had a larger share of companies with cyclicality, which in some cases led to significantly lowered expectations for earnings as economic uncertainty rose during the second quarter.

The Fund’s worst performer during the period was Green Mountain Coffee Roasters, a fast-growing company that is facing increasing competitive pressures and slowing earnings momentum. Technology holdings were another weak spot, including Polycom, Micron Technology, and Advanced Micro Devices, which all dropped severely in the 2nd quarter. Conversely, the Fund’s security selection within the Consumer Discretionary sector was very effective, led by top contributor Discovery Communications, a media company, best known for networks such as the Discovery Channel, TLC, and Animal Planet. Sports retailers Foot Locker and Dick’s Sporting Goods also provided excellent returns.

Central banks and government policy makers have slowly been taking steps this year that so far have helped support various markets, however, signs of stress are showing in economies around the globe. The geopolitical influence on stocks is particularly high with the European crisis, the upcoming U.S. elections, and important fiscal and monetary policy decisions ahead. In many cases, anxiety over the risks of economic slowdown has created valuation opportunities for some of the more cyclical stocks. Still, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund factor weights slightly emphasize value inputs over growth. At the current time, the Consumer Discretionary and Industrials sectors have the highest representation in the portfolio.

Average Annual Total Returns As of June 30, 2012
	Disciplined Mid-Cap Fund	Russell MidCap Index
Six Month	4.41%	7.97%
One Year	-13.22%	-1.65%
Five Years	-1.77%	1.06%
Ten Years	6.11%	8.45%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized.The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Disciplined Small-Cap Fund had a total return of 8.55% during the first six months of 2012, which was very similar to the Russell 2000 Index’s 8.53% return.

Although the six month period held a positive return, the market fell in the second quarter for the third consecutive year. Continued consternation over European credit risk and several softer than expected economic news reports were key reasons for the downturn. Our security selection overall was effective enough to offset this macroeconomic headwind. For example, although the economically-sensitive Industrials sector was the Fund’s largest sector weight and its largest relative weight compared the index, very strong security selection more than offset the poor sector positioning.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Growth characteristics were generally more positive than value characteristics in this approach during the six month period and the Fund was generally successful in identifying stocks with growth characteristics, which in many cases were less impacted by the credit crisis in Europe and the economic slowdown in emerging markets.

A key component to generating effective small-cap returns is investments in companies that ultimately are acquired for a large premium. The Fund’s top contributor during the period was Cost Plus, a specialty retailer of casual home furnishings that was acquired by Bed Bath & Beyond for more than double its beginning of the year price. O’Charleys was another acquisition target, receiving nearly a 50% premium to its market price. Transportation-related companies also were a source of additional winners, including U.S. Airways, Republic Airways, and Saia. Most of the Fund’s worst performers, such as Body Central, Standard Motor Products, Brightpoint, Constant Contact, and Office Depot had significant earnings disappointments during the period.

Central banks and government policy makers have slowly been taking steps this year that so far have helped support markets, however, signs of stress are showing in economies around the globe. The geopolitical influence on stocks is particularly high with the European crisis, the upcoming U.S. elections, and important fiscal and monetary policy decisions ahead. In many cases, anxiety over the risks of economic slowdown has created valuation opportunities for some of the more cyclical stocks. Still, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund factor weights slightly emphasize value inputs over growth. At the current time, the Industrials and Consumer Discretionary sectors have the highest representation in the portfolio.

Average Annual Total Returns As of June 30, 2012
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Month	8.55%	8.53%
One Year	-4.17%	-2.08%
Five Years	-7.88%	0.54%
Since Inception*	-3.05%	4.93%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are equity securities of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six Month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Realty Fund posted a rate of return of 12.73% for the six month period ending June 30, 2012 compared to a return of 14.91% for the National Association of Real Estate Investment Trust index (NAREIT Index).

Real Estate Investment Trusts (“REIT”s) continued the strong relative performance dating back to 2009. The NAREIT index is up 30.54% over the past three years annualized versus the S&P 500 gaining only 16.39%. Initially the rally in the markets was fueled by an improving economic environment. More recently however, positive Fund flows have been a result of investors seeking domestic focused equities, with high relative dividend yields, backed by real assets with long term leases. Market volatility remained elevated related to concerns about capital availability in a slowing worldwide economy and the worsening financial picture in Europe. That combined with the upcoming US policy decisions and election could impact the availability of capital for REITs to fund their operations. Capital remains available and at favorable interest rate levels currently.

REITs own real, income producing assets. In an environment where uncertainty is increasing, investors tend to favor real assets like real estate. Having a more domestic focus is also a benefit when world economies are all slowing. In addition, REITs are required to distribute 90% of their net income to maintain their preferred tax status. In a period when earnings are increasing, REITs have built-in dividend increases. The dividend yield is at 3.46% with the ability to grow. Valuation does appear to be nearing the top end of it historic range on several valuation metrics. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past several years.

The Johnson Realty Fund experienced a negative contribution from its top ten holdings, with only two out of the ten largest positions outperforming. Those two were Simon Property Group (+22.4%) & Prologis Trust (+18.1%). The worst performing was Host Marriott (+7.98%), still posting a positive rate of return. Property type selection was also a contributor to the recent underperformance. The overweight in Residential, the worst performing property type year-to-date and underweight in Retail, the best performing property type, impacted performance. This was offset somewhat by the underweight in Health Care, which underperformed the broader REIT market by 2.20%. The Fund continues to focus on larger capitalization leaders in the respective property types.

REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. Fundamental risk in REITs may be increasing as worldwide economies appear to be slowing. This may be overlooked due to the desire of investors to hold real domestic assets that produce income. The Fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheets which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of June 30, 2012
	Realty Fund	NAREIT Index
Six Month	12.73%	14.91%
One Year	11.11%	12.48%
Five Years	0.54%	2.60%
Ten Years	8.74%	10.32%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2012 Unaudited

The Johnson International Fund had a total return of 3.45% during the first six months of 2012, outpacing the MSCI EAFE Index’s 2.96% return and the MSCI ACWI ex US Index’s 2.77% return.

Although the six month period held a positive return, the market fell in the 2nd quarter for the third consecutive year. Continued consternation over European credit risk and a slowdown in global economic activity were key reasons for the downturn. Southern European countries, like Portugal, Spain, Greece, and Italy have been the epicenter of worry and generally had the worst returns over the six month period. The Fund had less exposure in these countries compared to the MSCI EAFE Index, which helped boost relative returns. Conversely, sector allocation weights were generally a negative attribute. The Fund maintained overweight positions in Telecommunication Services and Energy, both of which were a detriment to the Fund’s performance during the six month period. Even so, security selection was strong in most sectors, especially commodities-oriented Industrial sector, and the Fund was able to generate a positive relative return overall as a result.

The Fund generally invests in the American Depositary Receipts (“ADR”s) and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. Some of the Fund’s best performers were Energy stocks – even with oil prices falling by 14% during the first half of the year. CNOOC, a Chinese oil producer, and Ecopetrol, a Columbian producer were standout contributors. Strong consumer brand holdings, like automaker Toyota and Latin America’s Coca-Cola Femsa had big rallies in the first half as well. Several global banking stocks recovered from last year’s weakness, including the Fund’s holdings in HSBC Holdings, HDFC Bank, and Sumitomo Mitsui. The worst performing investment during the period was YPF Sociedad, a large Argentinian oil producer that was seized by its own government with a plan to nationalize it. The stock lost nearly two-thirds of its public value on this shocking news, and final compensation to shareholders is yet to be determined through an arbitration process. Other negative contributors to the Fund included Sony and Research in Motion.

Central banks and government policy makers have slowly been taking steps this year that so far have helped support markets, however, signs of stress are showing in economies around the globe. The geopolitical influence on stocks is particularly high with the European crisis, the upcoming U.S. elections, and important fiscal and monetary policy decisions for global leaders still ahead. Nevertheless, a broad international mandate gives the Fund the ability to choose from a wide universe of securities. Opportunities exist in quality stocks that have been excessively discounted due to the macroeconomic conditions in their local market and in companies whose earnings are growing faster than a sluggish global economy would allow for most companies. The Fund also continues to maintain exposure to the emerging markets, as they seem to offer stronger relative long-term growth opportunities, owing to favorable demographic trends and economic development. Diversification by sector, country, region, and company remains an important objective.

Average Annual Total Returns As of June 30, 2012
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
Six Month	3.45%	2.96%	2.77%
One Year	-13.84%	-13.83%	-14.57%
Since Inception*	10.76%	9.13%	11.66%

Asset Allocation by Country As of June 30, 2012
United Kingdom	15.2%	Brazil	3.0%
Japan	13.0%	Norway	2.6%
Canada	9.2%	Israel	2.6%
Other*	8.5%	Netherlands	2.6%
Germany	7.1%	India	2.6%
Switzerland	6.6%	Mexico	2.5%
Australia	5.5%	Sweden	2.3%
France	4.1%	Chile	2.1%
Hong Kong	4.1%	Taiwan	2.1%
China	3.2%

*	Countries in “Other” category include: Argentina, Columbia, Denmark, Italy, Philippines, Russia, Singapore, South Africa, South Korea, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Fixed Income Fund provided a total return of 2.72% for the first six months of 2012 compared to a 2.37% return for the Barclays Capital Aggregate Index.

The first and second quarters of the year have been mirror images of each other. During the first three months interest rates rose modestly and credit yield spreads narrowed as investors grew more confident in the economic environment and the actions taken by the European Central Bank to soothe their credit crisis. However, as we moved through the second quarter growing unease about the durability of our economic expansion and renewed fears in Europe caused interest rates to decline as credit spreads widened again. The yields on ten and thirty year treasury securities ultimately declined to historic lows. Overall, corporate bonds provided better relative performance during the first half of 2012 and long duration bonds outperformed shorter-term securities.

The Fund’s emphasis on quality credit securities and its modestly longer duration than the benchmark contributed to the better total return it experienced compared to the Barclays Capital Aggregate Index. Security selection also added value during the period. The corporate holdings in the Fund are generally lower in “spread beta” than the index and somewhat shorter in duration than those held in the index. This means that yield spread movements have a smaller impact on the Fund’s holdings which was a positive during the period. We continue to focus on higher quality names and are avoiding all exposure to European securities. The taxable municipal bonds in the Fund also provided superior performance due to their higher average income yield and greater spread contraction. The Fund has been deemphasizing government and mortgage-backed securities for several years and remains underweight in these securities compared to the Index. Thus far in 2012 we have added modestly to the corporate sector and reduced government securities. The allocation to agency mortgages and taxable municipals is similar to where the year began.

As we move into the second half of the year the longer-term health of the economy and the ability of Europe to avoid a full-blown financial crisis are on the minds of investors. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. In response, the Federal Reserve continues to provide ample liquidity to the market and has recently extended its program of selling shorter term securities to purchase longer term bonds. Further evidence of a softening economy could lead to a third round of quantitative easing by the central bank. Interest rates will likely remain near historic lows and we expect the bond market to experience periods of improving and deteriorating credit. A recession is not the most likely course for the economy, but it cannot be ruled out. In such an environment, the Fund will maintain an overweight to quality credit securities and an average duration near the index. This will provide somewhat more yield to the Fund without exposing it to inappropriate interest rate or credit risks.

Average Annual Total Returns As of June 30, 2012
	Fixed Income Fund	Barclays Capital Aggregate Index
Six Month	2.72%	2.37%
One Year	7.65%	7.47%
Five Years	6.80%	6.79%
Ten Years	5.24%	5.63%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six Month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2012 Unaudited

The Johnson Municipal Income Fund provided a total return of 1.77% for the first six months of 2012 compared to 1.32% for the Barclays Capital 5-Year General Obligation Municipal Index.

The Fund’s yield advantage and longer duration relative to the benchmark drove the outperformance in the first half of the year. The Fund’s laddered maturity structure also added to performance with the municipal yield curve flattening as yields on longer-term bonds declined the most. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a laddered maturity profile with bonds primarily due within 1 to 15 years. The Fund’s emphasis on quality securities was also beneficial to returns during the period as these securities performed well.

Despite investor unease about the durability of the economic expansion and the financial crisis in Europe, municipal credit quality is reasonably stable. In the marketplace there have been some well publicized defaults, such as Harrisburg Pennsylvania and Stockton California; however those cities have been in decline for many years and default was widely anticipated. Overall, defaults among municipalities across the country have continued their fall from recent peak levels. Most municipalities are mandated to run balanced budgets and have been able to do this through spending cuts and revenue enhancements. There have now been 9 consecutive quarters of improving year over year tax revenues for municipalities across America. Meanwhile, new issue supply of municipal securities has been weak for the past several years and the total amount of outstanding tax exempt municipal debt is essentially unchanged since 2009. This is helping to push down yields and contributed to the good absolute performance through the first half of 2012.

Looking forward into the second half of the year, we expect many of the same themes to continue to drive the market. These include supply constraints, Federal Reserve monetary policy, and concerns about the European debt crisis. However, municipal investors will also increasingly focus on the election outcome and the potential expiration of the Bush tax cuts in January, 2013. Any increase in marginal tax rates on the top income brackets will likely lead to an increase in demand for tax exempt income or increase the demand for “grandfathered” tax exempt securities. A more negative outcome for the municipal market would be a move towards reducing the deduction for municipal interest. These outcomes are uncertain and the political parties have different views so they need to be monitored. We continue to expect lower quality issuers will face financial pressure and defaults could rise. We avoid such securities with the Fund maintaining a strict focus on high quality municipal issuers. Over 80% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state (the Fund holds approximately 25% of its assets in states other than Ohio). While state and local government finances will remain strained, we expect it to be manageable for higher quality issuers.

Average Annual Total Returns As of June 30, 2012
	Municipal Income Fund	Barclays 5 Year G.O. Index
Six Month	1.77%	1.32%
One Year	6.01%	4.72%
Five Years	5.11%	5.81%
Ten Years	3.84%	4.53%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Si Month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	28,100	2,268,513
BHP Billiton Ltd. – ADR	21,600	1,410,480
4.6% – Total For Materials		$3,678,993
3M Co.	26,945	2,414,272
Eaton Corp.	52,800	2,092,464
Emerson Electric Co.	64,790	3,017,918
Norfolk Southern Corp.	24,100	1,729,657
11.7% – Total For Industrials		$9,254,311
AT&T Inc.	49,640	1,770,162
2.2% – Total For Telecommunication Services		$1,770,162
Coca Cola Co.	17,990	1,406,638
Colgate-Palmolive Co.	13,900	1,446,990
H.J. Heinz Co.	28,500	1,549,830
Kellogg Co.	31,800	1,568,694
Nestle SA – ADR	26,600	1,589,084
Procter & Gamble Co.	24,390	1,493,888
Unilever PLC	48,300	1,629,159
13.5% – Total For Consumer Staples		$10,684,283
Comcast Corp., Class A Special	53,200	1,670,480
Johnson Controls, Inc.	70,300	1,948,013
Staples, Inc.	96,900	1,264,545
Target Corp.	26,100	1,518,759
8.1% – Total For Consumer Discretionary		$6,401,797
Chevron Corp.	30,135	3,179,243
ConocoPhillips	43,600	2,436,368
Phillips 66*	51,350	1,706,874
Royal Dutch Shell PLC – Class B ADR	32,500	2,272,725
Schlumberger Ltd.	32,500	2,109,575
Williams Companies, Inc.	47,200	1,360,304
16.5% – Total For Energy		$13,065,089
Allstate Corp.	72,705	2,551,218
AON PLC	33,000	1,543,740
Everest RE Group, Ltd.	16,600	1,717,934
PNC Financial Services Group, Inc.	36,240	2,214,627
U.S. Bancorp	53,200	1,710,912
12.3% – Total For Financial Services		$9,738,431
Abbott Laboratories	36,700	2,366,049
Becton, Dickinson and Co.	30,770	2,300,058

Common Stocks	Shares	Fair Value
C.R. Bard, Inc.	16,000	1,719,040
Covance, Inc.*	34,800	1,665,180
10.2% – Total For Health Care		$8,050,327
Accenture, Inc.	24,900	1,496,241
Adobe Systems, Inc.*	47,400	1,534,338
Cisco Systems, Inc.	80,100	1,375,317
Linear Technology Corp.	48,700	1,525,771
Microsoft Corp.	80,985	2,477,331
Oracle Corp.	81,200	2,411,640
Qualcomm, Inc.	36,830	2,050,694
16.3% – Total For Information Technology		$12,871,332
Oneok, Inc.	37,000	1,565,470
2.0% – Total For Utilities		$1,565,470
Total Common Stocks 97.4%		$77,080,195
(Identified Cost $70,764,267)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,070,148	2,070,148
Total Cash Equivalents 2.6%		$2,070,148
(Identified Cost $2,070,148)
Total Portfolio Value 100.0%		$79,150,343
(Identified Cost $72,834,415)
Other Assets in Excess of Liabilities 0.0%		$36,678
Total Net Assets 100.0%		$79,187,021
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	11,600	936,468
Potash Corp. of Saskatchewan, Inc.	32,280	1,410,313
5.2% – Total For Materials		$2,346,781
3M Co.	10,100	904,960
Danaher Corp.	17,000	885,360
Eaton Corp.	21,700	859,971
Emerson Electric Co.	30,500	1,420,690
Norfolk Southern Corp.	12,980	931,575
Polypore International, Inc.*	23,800	961,282
Union Pacific Corp.	7,580	904,370
15.3% – Total For Industrials		$6,868,208
Nestle S A – ADR	23,500	1,403,890
Procter & Gamble Co.	22,100	1,353,625
6.1% – Total For Consumer Staples		$2,757,515
Deckers Outdoor Corp.*	6,850	301,468
Harman International Industries, Inc.	11,900	471,240
Johnson Controls, Inc.	48,775	1,351,555
Michael Kors Holdings Ltd*	11,925	498,942
Priceline.com, Inc.*	640	425,293
Walt Disney Co.	19,100	926,350
8.8% – Total For Consumer Discretionary		$3,974,848
Baker Hughes, Inc.	22,510	925,161
Chevron Corp.	13,520	1,426,360
CNOOC Limited – ADR	4,817	969,421
Royal Dutch Shell PLC, Class B ADR	20,250	1,416,082
Schlumberger Ltd.	22,960	1,490,334
Williams Companies, Inc.	32,775	944,575
16.0% – Total For Energy		$7,171,933
Allstate Corp.	26,500	929,885
AON PLC	19,400	907,532
Axis Capital Holdings Ltd.	27,050	880,478
PNC Financial Services Group, Inc.	19,100	1,167,201
8.6% – Total For Financial Services		$3,885,096
Abbott Laboratories	13,180	849,715
Celgene Corp.*	21,070	1,351,851
Covance, Inc.*	18,580	889,053
Express Scripts, Inc.*	16,600	926,778
InterMune, Inc.*	47,200	564,040

Common Stocks	Shares	Fair Value
Watson Pharmaceuticals, Inc.*	19,290	1,427,267
13.4% – Total For Health Care		$6,008,704
Adobe Systems, Inc.*	27,100	877,227
Apple Computer, Inc.*	4,000	2,336,000
Autodesk, Inc.*	25,700	899,243
Cisco Systems, Inc.	40,410	693,840
Cognizant Technologies Solutions Corp.*	6,650	399,000
EMC Corp.*	37,750	967,533
F 5 Networks, Inc.*	4,975	495,311
Google, Inc.*	2,350	1,363,164
Microsoft Corp.	30,600	936,054
Oracle Corp.	49,000	1,455,300
Qualcomm, Inc.	15,900	885,312
Verifone Holdings, Inc.*	11,500	380,535
26.0% – Total For Information Technology		$11,688,519
Total Common Stocks 99.4%		$44,701,604
(Identified Cost $40,634,379)
Total Portfolio Value 99.4%		$44,701,604
(Identified Cost $40,634,379)
Other Assets in Excess of Liabilities 0.6%		$232,448
Total Net Assets 100.0%		$44,934,052
*	Non-income producing security.

ADR – American Depositary Receipt.

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Ablemarle Corp.	4,000	238,560
CF Industries Holdings, Inc.	2,500	484,350
Commerical Metals Co.	18,000	227,520
Huntsman Corp.	16,700	216,098
Kronos Worldwide, Inc.	11,000	173,690
Rock – Tenn Co.	3,900	212,745
Rockwood Holdings, Inc.*	6,500	288,275
Schnitzer Steel Industries, Inc.	5,300	148,506
Steel Dynamics, Inc.	15,600	182,832
7.1% – Total For Materials		$2,172,576
Aecom Technology Corp.*	11,500	189,175
Agco Corp*	6,800	310,964
Carlisle Corp.	4,100	217,382
Chicago Bridge & Iron	5,900	223,964
CNH Global N.V.*	11,100	431,346
Con-Way, Inc.	8,600	310,546
Delta Airlines, Inc.*	24,900	272,655
Dover Corp.	5,000	268,050
GATX Corp.	5,800	223,300
Kennametal, Inc.	8,200	271,830
Kirby*	3,800	178,904
Lincoln Electric	8,600	376,594
MSC Industrial Direct	4,700	308,085
Oshkosh Truck Corp.*	10,300	215,785
Republic Services Inc., Class A	8,900	235,494
Robert Half International, Inc.	9,100	259,987
Ryder System, Inc.	6,600	237,666
Southwest Airlines	22,300	205,606
Terex Corp.*	17,100	304,893
Textron, Inc.	13,300	330,771
Timken Co.	4,800	219,792
Wesco International*	5,400	310,770
19.4% – Total For Industrials		$5,903,559
MetroPCS Communications, Inc.*	45,600	275,880
0.9% – Total For Telecommunication Services		$275,880
Bunge Limited	4,100	257,234
Green Mountian Coffee Roasters, Inc.*	4,800	104,544
Herbalife Ltd.	13,500	652,455

Common Stocks	Shares	Fair Value
Sally Beauty Co., Inc.*	12,200	314,028
Tyson Foods, Inc.	12,000	225,960
5.1% – Total For Consumer Staples		$1,554,221
American Eagle Outfitters	10,600	209,138
Bed Bath & Beyond, Inc.*	3,400	210,120
Chico's FAS, Inc.	19,400	287,896
Clear Channel Outdoor Holdings, Inc.*	26,600	160,132
Discovery Communications, Inc.*	16,700	901,800
Dish Network Corp.*	9,800	279,790
Foot Locker, Inc.	13,800	422,004
Harman International Industries, Inc.	5,300	209,880
Hyatt Hotels Corp.*	6,800	252,688
Interpublic Group of Companies, Inc.	23,900	259,315
LKQ Corp.*	7,900	263,584
Petsmart, Inc.	4,800	327,264
Pulte Homes, Inc.*	22,700	242,890
Regal Entertainment Group	20,000	275,200
Signet Jewelers, Inc.	5,800	255,258
Starwood Hotels & Resorts Worldwide, Inc.	4,100	217,464
Toll Brothers*	11,000	327,030
Tractor Supply Co.	2,400	199,344
Ulta Salon Cosmetics & Fragrance, Inc.*	2,900	270,802
Wendy's Co.	50,600	238,832
19.1% – Total For Consumer Discretionary		$5,810,431
Atwood Oceanics*	6,600	249,744
Denbury Resources*	12,800	193,408
HollyFrontier Corp.	7,600	269,268
Murphy Oil Corp.	4,400	221,276
Nabors Industries, Inc.*	12,800	184,320
Oceaneering International, Inc.	4,400	210,584
Oil States International, Inc.*	4,400	291,280
Patterson-UTI Energy, Inc.	11,300	164,528
Superior Energy Services, Inc.*	9,000	182,070
Unit Corp.*	6,000	221,340
Valero Energy Corp.	16,000	386,400
8.5% – Total For Energy		$2,574,218

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
American Capital Ltd*	32,100	322,926
Assurant, Inc.	6,000	209,040
Assured Guaranty Ltd	23,400	329,940
CNA Financial Corp.	7,400	205,128
Greenhill & Co.	5,800	206,770
Hanover Insurance Group, Inc.	7,400	289,562
Hartford Financial Services Group, Inc.	11,500	202,745
Protective Life	10,200	299,982
Rayonier, Inc.	8,250	370,425
Synovus Financial Corp.	171,500	339,570
9.2% – Total For Financial Services		$2,776,088
Alexion Pharmaceuticals, Inc.*	2,600	258,180
Amerisourcebergen Corp.	5,900	232,165
Community Health Systems, Inc.*	9,300	260,679
Health Management Associates, Inc.*	107,000	839,950
Omnicare, Inc.	7,100	221,733
United Therapeutics Corp.*	5,300	261,714
Vertex Pharamaceuticals, Inc.*	3,600	201,312
7.5% – Total For Health Care		$2,275,733
Advanced Micro Devices, Inc.*	31,600	181,068
Booz Allen Hamilton Holding Corp.*	16,300	249,064
Brocade Communications Systems, Inc.*	59,300	292,349
Cadence Design System, Inc*	35,600	391,244
Echostar Holding Corp.*	8,900	235,138
Genpact Limited*	15,000	249,450
IAC/InterActive Corp	5,800	264,480
Ingram Micro, Inc.*	16,900	295,243
Jabil Circuit, Inc.	28,400	577,372
LSI Corp.*	29,000	184,730
NCR Corp.*	10,100	229,573
Neustar, Inc.*	6,400	213,760
Tech Data Corp.*	7,500	361,275
Tibco Software, Inc.*	7,400	221,408
Trimble Navigation Ltd.*	4,600	211,646
Verifone Holdings, Inc.*	5,100	168,759
Vistaprint Limited*	11,200	361,760
Western Digital Corp.*	5,900	179,832
16.0% – Total For Information Technology		$4,868,151

Common Stocks	Shares	Fair Value
PPL Corp.	8,300	230,823
0.8% – Total For Utilities		$230,823
Total Common Stocks 93.6%		$28,441,680
(Identified Cost $26,469,436)
Real Estate Investment Trusts (REITs)
Commonwealth REIT	13,800	263,856
Health Care REIT, Inc.	4,800	279,840
Hospitality Properties Trust	13,400	331,918
Host Hotels & Resorts, Inc.	16,300	257,866
Senior Housing Properties Trust	10,200	227,664
Ventas, Inc.	4,700	296,664
Total REITs 5.5%		$1,657,808
(Identified Cost $1,548,008)
Cash Equivalents
First American Government Obligation Fund, Class Z**	282,721	282,721
Total Cash Equivalents 0.9%		$282,721
(Identified Cost $282,721)
Total Portfolio Value 100.0%		$30,382,209
(Identified Cost $28,300,165)
Other Assets in Excess of Liabilities 0.0%		$4,453
Total Net Assets 100.0%		$30,386,662
*	Non-income producing security
**	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
A. Schulman, Inc.	2,300	45,655
AEP Industries, Inc.*	1,800	78,390
Chemtura Corp.*	2,900	42,050
Headwaters, Inc.*	9,900	50,985
Kapstone Paper & Packaging Corp.*	2,800	44,380
Omnova Solutions, Inc.*	9,200	69,368
TPC Group, Inc.*	1,400	51,730
6.2% – Total For Materials		$382,558
Aceto Corp.	6,700	60,501
American Railcar Industries, Inc.*	2,000	54,200
Apogee Enterprises, Inc.	3,300	53,031
Argan, Inc.*	3,300	46,134
Astronics Corp.*	1,500	42,360
Barrett Business Services, Inc.	3,400	71,876
Beacon Roofing Supply, Inc.*	1,700	42,874
CAI International, Inc.*	2,200	43,736
CDI Corp.	3,200	52,480
Columbus McKinnon Corp.*	2,900	43,761
Commercial Vehicle*	4,900	42,238
DXP Enterprises, Inc.*	2,000	82,980
Dycom Industries*	2,100	39,081
Echo Global Logistics, Inc.*	2,900	55,274
Flow International Corp.*	12,800	39,936
Freightcar America, Inc.	2,200	50,534
Generac Holdings, Inc.*	1,900	45,714
Greenbrier Companies*	2,700	47,466
Innerworkings, Inc.*	4,400	59,532
Lydall, Inc.*	4,500	60,840
Nacco Industries, Inc.	500	58,125
Navigant Consulting*	4,000	50,560
NCI Building Systems, Inc.*	4,300	46,569
Pacer International*	8,100	43,740
Roadrunner Transportation Systems, Inc.*	2,600	43,914
SAIA, Inc.*	3,400	74,426
Standex International Corp.	1,300	55,341
Swift Transportation Co.*	4,200	39,690
Textainer Group Holdings Ltd	1,600	59,040
Titan International, Inc.	1,800	44,154

Common Stocks	Shares	Fair Value
Universal Forest Products, Inc.	1,100	42,878
Universal Truckload Services, Inc.*	3,100	46,888
26.4% – Total For Industrials		$1,639,873
IDT Corp.	3,900	38,258
0.6% – Total For Telecommunication Services		$38,258
Andersons, Inc.	1,000	42,660
Farmer Brothers*	4,400	35,024
Rite Aid Corp.*	31,300	43,820
Susser Holdings Corp.*	3,300	122,661
Synutra International, Inc.*	9,700	52,380
4.8% – Total For Consumer Staples		$296,545
1-800-Flowers.Com, Inc.*	15,400	53,746
Arctic Cat, Inc.*	1,200	43,872
Audiovox Corp*	3,700	34,484
Bebe Stores	6,000	35,220
Cavco Industries, Inc.*	1,000	51,280
Coinstar, Inc.*	900	61,794
Core-Mark Holding Co., Inc.	1,100	52,954
Cumulus Media*	15,600	46,956
Dana Holding Corp.	3,000	38,430
Gentherm Inc. (fka Amerigon Inc.)*	3,300	37,917
Group 1 Automotive, Inc.	1,100	50,171
La-Z-Boy, Inc.*	3,800	46,702
Leapfrog Enterprises*	4,700	48,222
Lithia Motors	2,400	55,320
Office Depot, Inc.*	14,300	30,888
Penske Automotive Group, Inc.*	2,600	55,224
R.G. Barry Corp	4,100	55,719
Smith & Wesson Holding Corp.*	6,900	57,305
Sonic Automotive	3,200	43,744
Stamps.Com, Inc.*	1,900	46,873
Stoneridge, Inc.*	5,400	36,774
Tower International, Inc.*	4,400	46,200
Town Sports International Holdings, Inc.*	5,600	74,424
17.8% – Total For Consumer Discretionary		$1,104,219
Callon Petroleum Co.*	8,200	34,932
Energy Partners, Ltd.*	3,000	50,700
Evolution Petroleum Corp.*	5,200	43,368

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Gulfport Energy Corp.*	1,500	30,945
Mitcham Industries, Inc.*	2,900	49,213
PDC Energy, Inc.*	1,900	46,588
Rex American Resources Corp. (fka Rex Stores Corp.)*	2,100	40,992
Venoc,o Inc.*	4,600	46,046
Warren Resources, Inc.*	14,500	34,655
6.1% – Total For Energy		$377,439
Amtrust Financial Services, Inc.	1,800	53,478
DFC Global Corp.*	2,600	47,918
Doral Financial Corp*	49,800	74,700
Duff & Phelps Corp.	3,400	49,300
Great Southern Bancorp Inc.	2,300	63,434
Main Street Capital Corp.	2,656	64,275
Republic Bancorp, Inc.	1,800	40,050
Stewart Information Services Corp.	4,500	69,075
Summit Hotel Properties, Inc.	6,400	53,568
8.3% – Total For Financial Services		$515,798
Affymax, Inc.*	3,400	43,792
Akorn, Inc.*	9,400	148,238
Antares Pharma, Inc.*	15,000	54,450
DUSA Pharmaceuticals*	10,100	52,722
Jazz Pharmaceuticals PLC*	1,000	45,010
PDL Biopharma, Inc. (fka Protein Design Labs, Inc.)	7,100	47,073
POZEN, Inc.*	7,300	45,479
Progenics Pharmaceuticals, Inc.*	7,700	75,306
Questcor Pharmaceuticals, Inc.*	1,400	74,536
Santarus, Inc.*	7,600	53,884
SciClone Pharmaceuticals, Inc.*	7,800	54,678
SIGA Technologies, Inc.*	18,000	51,480
U.S. Physical Therapy, Inc.	1,900	48,317
12.8% – Total For Health Care		$794,965
Blucora, Inc. (fka Infospace)*	4,200	51,744
Constant Contact, Inc.*	1,700	30,362
Dealertrack Holdings, Inc.*	1,600	48,176
Ebix, Inc.*	2,100	41,895
FSI International, Inc.*	12,000	43,080
Globecomm Systems, Inc.*	4,100	41,574

Common Stocks	Shares	Fair Value
Heartland Payment Systems, Inc.	1,900	57,152
Keynote Systems	2,100	31,185
Kulicke&Soffa Industries, Inc.*	6,400	57,088
Lionbridge Technologies, Inc.*	15,000	47,250
Liquidity Services, Inc.*	800	40,944
Netgear*	1,300	44,863
PDF Solutions*	4,900	48,363
Perficient, Inc.*	3,800	42,674
Procera Networks, Inc.*	2,500	60,775
United Online, Inc.	7,900	33,338
Xyratex Ltd Com*	3,200	36,192
12.2% – Total For Information Technology		$756,655
Total Common Stocks 95.2%		$5,906,310
(Identified Cost $5,371,592)
Real Estate Investment Trusts (REITs)
Campus Crest Communities, Inc.	4,200	43,638
CoreSite Realty Corp.	2,800	72,296
Monmouth Real Estate Investment Corp.	6,300	73,836
Total REITs 3.1%		$189,770
(Identified Cost $139,154)
Cash Equivalents
First American Government Obligation Fund, Class Z**	106,001	106,001
Total Cash Equivalents 1.7%		$106,001
(Identified Cost $106,001)
Total Portfolio Value 100.0%		$6,202,081
(Identified Cost $5,616,747)
Liabilities in Excess of Other Assets 0.0%		$(1,079)
Total Net Assets 100.0%		$6,201,002
*	Non-income producing security
**	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stock	Shares	Fair Value
Starwood Hotels & Resorts Worldwide, Inc.	2,700	143,208
Total Common Stock 1.3%		$143,208
(Identified Cost $167,915)
Real Estate Investment Trusts (REITs)
Apartment Investment and Management, Co., Class A	10,088	272,679
Avalon Bay Communities, Inc.	3,909	553,045
BRE Properties, Inc.	3,500	175,070
Equity Residential Properties Trust	5,500	342,980
Essex Property Trust, Inc.	1,870	287,830
United Dominion Realty Trust, Inc.	7,307	188,813
17.1% – Total For Apartments		$1,820,417
Post Properties	4,400	215,380
Vornado Realty Trust	5,061	425,023
6.0% – Total For Diversified		$640,403
Health Care Property Investors	7,800	344,370
Health Care REIT	4,200	244,860
5.5% – Total For Health Care		$589,230
Camden Property Trust	3,500	236,845
Hospitality Property Trust	8,000	198,160
Host Hotels and Resorts	21,954	347,312
Senior Housing Properties Trust	9,500	212,040
9.3% – Total For Lodging and Hotels		$994,357
Plum Creek Timber Co., Inc.	6,000	238,200
2.2% – Total For Materials		$238,200
Alexandria Real Estate	3,000	218,160
Biomed Realty Trust	4,000	74,720
Boston Properties, Inc.	5,500	596,035
Corporate Office Properties Trust	2,000	47,020
DCT Industrial Trust, Inc.	18,000	113,400
Digital Realty Trust, Inc.	3,500	262,745
Kilroy Realty Corp.	3,545	171,613
Liberty Property Trust	4,861	179,079
Mack-Cali Realty Corp.	2,500	72,675
Prologis Trust	11,052	367,258
19.7% – Total For Office and Industrial		$2,102,705

Real Estate Investment Trusts (REITs)	Shares	Fair Value
CBL & Associates Properties	3,194	62,411
Developers Diversified Realty Corp.	9,380	137,323
Equity One Inc.	7,000	148,400
Federal Realty Investment Trust	2,000	208,180
Kimco Realty Corp.	11,767	223,926
Macerich Co.	3,592	212,108
National Retail Properties Inc.	11,500	325,335
Regency Centers Corp.	6,775	322,287
Simon Property Group, Inc.	7,954	1,238,120
SL Green Realty Corp.	2,000	160,480
Tanger Factory Outlet Centers, Inc.	6,000	192,300
30.3% – Total For Retail		$3,230,870
Public Storage, Inc.	4,600	664,286
Sovran Self Storage	2,500	125,225
7.4% – Total For Storage		$789,511
Total REITs 97.5%		$10,405,693
(Identified Cost $5,885,579)
Cash Equivalents
First American Government Obligation Fund, Class Z*	109,644	109,644
Total Cash Equivalents 1.0%		$109,644
(Identified Cost $109,644)
Total Portfolio Value 99.8%		$10,658,545
(Identified Cost $6,163,138)
Other Assets in Excess of Liabilities 0.2%		$16,050
Total Net Assets 100.0%		$10,674,595

*	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	123,858
Air Liquide SA ADR	3,434	78,089
Anglo American PLC ADR	2,870	47,441
Asahi Kasei Corp.	6,100	66,124
BASF SE ADR	750	52,050
BHP Billiton Ltd ADR	2,550	166,515
BHP Billiton PLC ADR	1,010	57,762
Cemex SA De C.V. ADR*	8,658	58,268
Newcrest Mining Limited ADR	2,900	68,266
Nippon Steel Corp. ADR	2,030	46,081
Norilsk Nickel*	2,315	38,475
Potash Corp. of Saskatchewan Inc.	5,200	227,188
Rio Tinto PLC ADR	1,140	54,503
Sociedad Quimica	940	52,330
Syngenta AG ADR	560	38,326
Vale SA	3,000	59,550
10.3% – Total For Materials		$1,234,826
Abb Ltd ADR	2,900	47,328
BAE Systems PLC ADR	5,140	93,445
Bunzl PLC	800	65,976
Canadian National Railway Co.	1,640	138,383
Canadian Pacific Limited Corp.	800	58,608
Itochu Corp ADR	3,000	62,970
Keppel Corp. Limited ADR	4,620	75,583
Komatsu Ltd ADR	2,660	63,069
Koninklijke Philips El-Ny Shares	3,440	67,665
Mitsubishi Corp.	2,570	103,648
Mitsui & Co., Ltd ADR	310	92,833
Sensata Technologies Holding NV*	2,100	56,238
SiemenSAG	900	75,663
Tata Motor Limited	4,100	90,036
Volvo AB ADR	6,330	72,162
9.7% – Total For Industrials		$1,163,607
America Movil ADR Series L	3,060	79,744
BT Group PLC	1,600	53,088
China Mobile (Hong Kong) Limited	2,860	156,356
Chunghwa Telecom Co. Limited	1,440	45,259
Deutsche Telekom AG	5,950	65,045

Common Stocks	Shares	Fair Value
France Telecom SA ADR	3,196	41,900
KDDI Corp.	4,000	64,800
Millicom International Cellular S. A.	600	56,352
MTN Group Limited ADR	2,390	41,084
Nippon Telegraph & Telephone Corp. ADR	2,850	65,949
Phillipine Long Distance Telephone Co. ADR	1,000	63,600
Sk Telecom Co., Limited	6,100	73,810
Telefonica Brasil – ADR	2,851	70,534
Telefonica SA ADR	1,939	25,401
Vivendi	3,504	64,576
Vodafone Group PLC ADR	5,000	140,900
9.2% – Total For Telecommunication Services		$1,108,398
AEON Co. Ltd.*	4,800	60,960
Carrefour SA	11,580	40,414
Coca-Cola Amatil Limited ADR	2,380	65,545
Coca-Cola Enterprises FEMSA SA ADR	650	85,072
Danone Sponsored ADR	6,073	75,184
Koninklijke Ahold NV ADR	5,300	65,667
L'Oreal-Unsponsored ADR	2,120	49,608
Nestle SA Sponsored ADR	4,140	247,324
Reckitt Benckiser Group PLC	6,800	71,604
Tesco PLC – Sponsored ADR	3,440	50,224
Unilever NV (Netherlands)	1,360	45,356
Unilever PLC	5,730	193,273
Wal-Mart De Mexico Sa-Sp ADR	4,000	106,560
9.7% – Total For Consumer Staples		$1,156,791
AdidaSAG ADR	2,490	89,291
Arcos Dorados Holdings, Inc.	2,700	39,906
Carnival PLC ADR	2,160	74,153
Daimler AG	1,950	87,337
Hennes & Mauritz AB ADR	14,300	102,102
Honda Motor Co., Ltd ADR	1,940	67,240
MAGna International, Inc.	2,500	98,650
Marks & Spencer Group PLC	5,000	51,200
Naspers Limited*	1,300	68,614
Net Servicos De Comunicacao SA ADR*	5,800	75,400
Sony Corp. ADR	5,730	81,595

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
Toyota Motor Corp. ADR	2,510	202,006
VolkswAGen AG ADR	1,720	51,720
9.1% – Total For Consumer Discretionary		$1,089,214
BG Group PLC ADR	3,350	68,809
BP PLC ADR*	2,270	92,026
CNOOC Limited	990	199,238
Ecopetrol SA ADR	1,000	55,790
Encana Corp.	2,800	58,324
Eni S.P.A. ADR	1,770	75,260
Gazprom Oao ADR*	5,660	53,770
Pacific Drilling SA*	6,400	54,464
Petrochina Ltd ADR	1,110	143,345
Petroleo Brasileiro ADR	2,420	45,423
Royal Dutch Shell PLC, Class B	3,200	223,776
SeaDrill Ltd	3,800	134,976
Statoil ASA	5,200	124,073
Suncor Energy, Inc.	2,100	60,795
Total SA ADR	2,900	130,355
YPF Sociedad Anonima ADR	1,650	20,378
12.9% – Total For Energy		$1,540,802
Allianz AG	5,400	53,946
Australia and New Zealand Banking Group Limited	3,440	77,847
Banco Bradesco ADR	4,681	69,606
Banco De Chile	876	74,022
Banco Santander Central Hispano, SA	6,937	45,507
Bank of Montreal	1,240	68,522
Bank of Nova Scotia	1,070	55,415
Barclays PLC ADR	6,350	65,405
BNP Paribas – ADR*	3,390	65,495
Cheung Kong Holdings Limited ADR	5,050	61,610
Credit Suisse Group ADR	2,059	37,741
Deutsche Boerse AG	11,500	61,295
HDFC Bank Limited ADR	2,700	88,020
HSBC Holdings PLC ADR	3,307	145,938
Icici Bank Limited ADR	1,760	57,042
Industrial and Commercial Bank of China Limited	16,050	179,439
Itau Unibanco Holding SA ADR	3,102	43,180

Common Stocks	Shares	Fair Value
KB Financial Group, Inc. ADR*	1,296	42,366
Macquarie Group Ltd ADR	2,000	53,700
Manulife Financial Corp.	4,420	48,134
Mitsubishi Estate Co. Ltd ADR*	4,000	71,720
Mitsubishi UFJ Financial Group Inc. ADR	14,900	70,775
National Australia Bank Limited ADR	6,040	145,987
ORIX Corp. ADR	1,750	81,463
Prudential PLC ADR	3,900	90,480
Royal Bank of Canada	920	47,122
Sumitomo Corp. ADR	9,380	131,132
Sumitomo Mitsui Financial Group Inc.	12,920	85,789
Sun Hung Kai Properties Limited ADR	5,450	64,365
Tokio Marine Holdings, Inc. ADR*	3,660	91,683
Toronto Dominion Bank	900	70,407
United Overseas Bank Ltd ADR	2,455	73,208
Westpac Banking Corp. Limited ADR	650	70,727
Zurich Insurance Group ADR**	3,240	73,159
21.4% – Total For Financial Services		$2,562,247
Astrazeneca PLC ADR	2,700	120,825
Bayer AG ADR	2,280	162,929
Dr. Reddy's Laboratories Limited	2,240	66,483
NovartiSAG ADR	2,480	138,632
Novo Nordisk A/SADR	450	65,403
Roche Holdings Limited ADR	3,760	162,507
Shire PLC ADR	600	51,834
Takeda Pharmaceutical Co. Limited	1,820	41,314
Teva Pharmaceuticals	3,770	148,689
8.0% – Total For Health Care		$958,616
ASML Holding NV	1,510	77,644
Baidu.Com*	600	68,988
Check Point Software Technologies Ltd*	1,720	85,295
Mercadolibre Inc.*	710	53,818
Radware Ltd*	2,000	76,580
Research In Motion Ltd*	2,470	18,253
SAP AG	1,450	86,072
Siliconware Precision Industries Co. ADR	13,300	69,027
Taiwan Semiconductor Manufacturing Co., Ltd ADR	5,560	77,618

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Common Stocks	Shares	Fair Value
TelefonaktiebolAGet LM Ericsson	8,050	73,496
United MicroelectronicSADR	24,230	52,579
6.2% – Total For Information Technology		$739,370
E.On AG ADR	3,140	67,479
Enel Spa ADR	11,800	37,453
Enersis SA ADR	6,630	123,981
Iberdrola SA ADR	3,578	65,370
2.4% – Total For Utilities		$294,283
Total Common Stocks 98.9%		$11,848,154
(Identified Cost $11,648,199)
Cash Equivalents
First American Government Obligation Fund, Class Z**	112,981	112,981
Total Cash Equivalents 0.9%		$112,981
(Identified Cost $112,981)
Total Portfolio Value 99.8%		$11,961,135
(Identified Cost $11,761,180)
Other Assets in Excess of Liabilities 0.2%		$24,357
Total Net Assets 100.0%		$11,985,492
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/2019	1,540,000	1,972,090
American Express, 4.875% Due 07/15/2013	1,400,000	1,456,274
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,437,015
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	750,000	781,423
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	2,445,000	2,557,047
Bank of America Corp. Senior Notes, 7.375% Due 05/15/2014	490,000	527,193
Bank of America Corp. Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,518,454
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,451,104
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	630,000	658,767
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,132,218
BB&T Corp. Subordinated, 5.625% Due 09/15/2016	1,500,000	1,708,206
Citigroup Inc. Subordinated Notes, 5.000% Due 09/15/2014	2,155,000	2,210,161
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,644,005
Fifth Third Bancorp Senior Unsecured Notes, 3.625% Due 01/25/2016	1,000,000	1,054,755
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,500,000	1,604,979
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,298,462
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,660,000	2,966,722
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/2019	1,505,000	1,489,499
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,555,473
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	504,610

Fixed Income Securities – Bonds	Face	Fair Value
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	204,000	246,214
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,178,859
PNC Funding Corp. Bank Guaranteed Notes, 5.625% Due 02/01/2017	485,000	540,189
PNC Funding Corp., 5.250% Due 11/15/2015	2,567,000	2,829,866
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	486,395
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,144,425
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	70,000	78,343
Wachovia Bank NA Subordinated Notes, 6.000% Due 11/15/2017	220,000	256,348
Wachovia Corp. Subordinated Notes, 5.580% Due 10/15/2016	3,000,000	3,381,744
21.3% – Total For Corporate Bonds: Bank and Finance		$41,670,840
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,211,574
Burlington Northern Santa Fe Senior Unsecured Notes, 4.700% Due 10/01/2019	1,063,000	1,193,727
Burlington Northern Santa Fe Senior Unsecured Notes, 5.650% Due 05/01/2017	1,585,000	1,858,317
Emerson Electric Corp. Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,951,876
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,708,217
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	3,000,000	3,245,529
IBM Corp. Notes, 7.625% Due 10/15/2018	2,260,000	3,014,901
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	2,108,000	2,369,506
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,785,497
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 6/15/2019	1,000,000	1,221,207
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,471,431

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	144,476
Potash Corp. of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,026,862
Potash Corp. of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	1,000,000	1,075,294
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,210,292
United Technologies Corp. Senior Notes, 5.375% Due 12/15/2017	1,340,000	1,603,817
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	6,012,000
Williams Partners LP Senior Unsecured Notes, 3.800% Due 02/15/2015	2,443,000	2,569,992
19.2% – Total For Corporate Bonds: Industrials		$37,674,515
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	915,769
Duke Energy Carolinas First Mortgage, 5.750% Due 11/15/2013	527,000	562,678
Duke Energy Corp. Senior Unsecured Notes, 6.300% Due 02/01/2014	2,475,000	2,679,460
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	798,000	817,864
Georgia Power Co., 5.250% Due 12/15/2015	1,000,000	1,135,196
Georgia Power Co. Senior Notes, 5.125% Due 11/15/2012	275,000	279,654
GTE Corp. Debentures 6.940% Due 04/15/2028	35,000	44,195
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,371,582
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,458,058
National Rural Utilities Collateral Trust, 5.450% Due 04/10/2017	1,810,000	2,118,746
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	393,610
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,000,000	3,739,485
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	954,961

Fixed Income Securities – Bonds	Face	Fair Value
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,670,000	1,929,398
9.4% – Total For Corporate Bonds: Utilities		$18,400,656
FHLMC CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	1,934,631	2,122,682
FHLMC CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,746,009
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	893,720	994,427
FHLMC CMO Series 3287 Class GC, 5.500% Due 08/15/2034	271,830	278,315
FHLMC CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/2036	2,912,419	3,082,539
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	6,779,772	7,111,797
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	4,948,265	5,197,924
FHLMC Gold Partner Certificate Pool C 01005, 8.000% Due 06/01/2030	5,978	7,412
FHLMC Gold Partner Certificate Pool G 06616, 4.500% Due 12/01/2035	3,287,533	3,519,731
FHLMC Partner Certificate Pool 780439, 2.473% Due 04/01/2033	213,054	227,160
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	3,473,886	3,649,474
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	3,098	3,485
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	778,850	877,154
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	568,327	615,438
FNMA Partner Certificate Pool AA 4392, 4.000% Due 04/01/2039	6,580,870	7,013,064
GNMA II JM 30 YR MBS, 5.500% Due 07/20/2038	344,227	368,535
GNMA II Pool 2945, 7.500% Due 07/20/2030	10,504	12,848
GNMA Pool 2658, 6.500% Due 10/20/2028	57,249	66,125
GNMA Pool 780400, 7.000% Due 12/15/2025	7,171	8,463
GNMA Pool 780420, 7.500% Due 08/15/2026	4,057	4,405
GNMA Pool 781397, 5.500% Due 02/15/2017	61,719	66,301

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
18.9% – Total For Government Agency Obligations – Mortgage Backed Securities		$36,973,288
FFCB, 4.150% Due 03/25/2015	778,000	855,195
FNMA Notes, 2.000% Due 06/28/2016	3,240,000	3,287,887
FNMA Notes, 3.000% Due 07/23/2015	1,000,000	1,001,294
FNMA Notes Step Up Coupon, 1.500% Due 04/18/2016	2,750,000	2,768,903
4.0% – Total For United States Government Agency Obligations		$7,913,279
United States Treasury Note, 3.125% Due 02/15/2042	5,500,000	5,907,341
United States Treasury Note, 4.375% Due 11/15/2039	4,700,000	6,260,546
United States Treasury Note, 2.125% Due 11/30/2014	7,000,000	7,294,763
9.8% – Total For United States Government Obligations		$19,462,650
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.439% Due 07/01/2030	2,125,000	2,420,885
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/2037	2,500,000	2,853,050
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable, 6.249% Due 07/01/2020	1,000,000	1,151,760
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/1/2016	2,480,000	2,666,223
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,366,475
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,894,381
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,527,048
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,034,020
Unversity of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,000,000	1,031,030

Fixed Income Securities – Bonds	Face	Fair Value
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,727,710
10.6% – Total For Taxable Municipal		$20,672,582
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	1,485,000	1,653,295
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	965,000	1,069,809
1.4% – Total For Non-Taxable Municipal		$2,723,104
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/2015	3,410,000	3,597,516
Province of Ontario Senior Unsecured Notes, 4.100% Due 06/16/2014	1,500,000	1,601,194
2.7% – Total For Sovereign		$5,198,710
Total Fixed Income Securities – Bonds 97.3%		$190,689,624
(Identified Cost $177,770,251)
Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	2,340,379	2,340,379
Total Cash Equivalents 1.2%		$2,340,379
(Identified Cost $2,340,379)
Total Portfolio Value 98.5%		$193,030,003
(Identified Cost $180,110,630)
Other Assets in Excess of Liabilities 1.5%		$2,856,047
Total Net Assets 100%		$195,886,050
*	This security is restricted for sale, available only to institutional investors. It was purchased on May 11, 2010 for $1,094,630, and is currently valued at $117.8859 per unit and represents 0.60% of net assets as of June 30, 2012.
**	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Akron OH Refunding, 5.000% Due 12/01/2012	200,000	203,228
Cincinnati, OH, GO, 5.000% Due 12/01/2017	75,000	84,777
Gahanna, OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	443,632
Mason, OH GO Limited, 4.000% Due 12/01/2020	375,000	423,262
Mentor, OH, GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	159,158
Vandalia, OH GO Limited Bond, 5.250% Due 12/01/2018	500,000	545,870
Westerville, OH, GO Limited, 1.750% Due 12/01/2014	100,000	102,645
Westerville, OH, GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	502,837
6.1% – Total For GO – City		$2,465,409
Greene County OH GO Limited (AMBAC Insured), 4.000% Due 12/01/2024	450,000	510,953
Harris County TX GO Limited, 5.750% Due 10/01/2025	200,000	255,506
Portage County OH GO Limited Bond, 3.000% Due 12/01/2021	270,000	279,725
2.6% – Total For GO – County		$1,046,184
State of OH Common Schools – Series C, 5.000% Due 03/15/2017	120,000	126,793
State of OH GO, 4.500% Due 05/01/2019	500,000	537,750
State of OH GO, 5.000% Due 03/01/2015	385,000	397,047
State of OH GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	970,000	1,144,852
State of OH GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	431,975
State of OH GO Unlimited, 3.000% Due 09/01/2014	450,000	473,891
7.7% – Total For GO – State		$3,112,308
AZ Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	354,468
Bowling Green State University OH General Receipt Revenue, 3.000% Due 06/01/2016	300,000	314,790

Municipal Income Securities – Bonds	Face	Fair Value
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	278,515
FL State Board of Governors Florida State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	665,268
Kent State University OH General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	580,095
Lorain County OH Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	201,539
Miami University OH General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,148,992
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	181,705
Ohio State University General Receipt Revenue, 4.000% Due 12/01/2015	785,000	870,337
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	162,437
PA State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	589,525
State of CO Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	253,502
State of OH Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	177,938
State of OH Higher Education Facilities Revenue University of Dayton, 4.000% Due 12/01/2012	345,000	349,375
State of OH Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	283,830
State of OH Higher Education Facilities Commission Revenue – Xavier University Project, 2.500% Due 05/01/2013	125,000	126,294
State of OH Higher Education Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	102,092

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
State of OH Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	168,595
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	287,687
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	327,768
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	362,091
University of Cincinnati OH – University Center Project Certificate of Participation, 5.000% Due 06/01/2012	400,000	430,296
20.3% – Total For Higher Education		$8,217,139
Franklin County OH Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	376,238
Hamilton County OH Hospital Facilities Revenue – Cincinnati Children's Hospital, 5.250% Due 05/15/2021	750,000	776,018
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,025,316
KY Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	550,880
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	208,256
State of OH Hospital Facilities Revenue Cleveland Clinic, 5.000% Due 01/01/2025	430,000	483,875
8.4% – Total For Hospital/Health Bonds		$3,420,583
OH Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	344,698
San Antonio TX Electric and Gas Revenue, 5.000% Due 02/01/2025	150,000	167,312
1.3% – Total For Revenue Bonds – Electric		$512,010
Cleveland OH Parking Facility – Escrowed to Maturity (AGM Insured), 4.000% Due 09/15/2015	50,000	55,505
Cleveland OH Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	107,055

Municipal Income Securities – Bonds	Face	Fair Value
Hopkins County KY Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	318,063
Mason OH Certificate of Participation, 5.000% Due 12/01/2023	750,000	854,122
Newport KY First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	106,460
Newport KY First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	534,650
4.9% – Total For Revenue Bonds – Facility		$1,975,855
Butler County, OH Water and Sewer GO Limited, 2.250% Due 12/01/2012	100,000	100,810
Butler County, OH Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	446,232
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	164,684
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	559,650
Mason, OH Sewer System Revenue (MBIA Insured), 4.850% Due 12/01/2024	340,000	368,557
North TX Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	486,442
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	338,317
6.1% – Total For Revenue Bonds – Water & Sewer		$2,464,692
Cincinnati OH Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	112,549
Cincinnati OH Economic Development Revenue, 4.200% Due 11/01/2019	150,000	166,118
Cleveland OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	431,668
KY Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	217,054
State of FL Board of Education Lottery Revenue, 5.000% Due 07/01/2014	250,000	272,080
3.0% – Total For Other Revenue Bonds		$1,199,469

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Barberton OH CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	334,224
Boone County KY SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	515,860
Brunswick OH SD GO Unlimited, 2.100% Due 12/01/2012	75,000	75,577
Bullitt County KY SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	328,743
Chillicothe OH CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	323,466
Cincinnati OH, CSD GO (FGIC Insured), 5.000% Due 12/01/2014	225,000	247,583
Cleveland OH, Municipal SD, (FGIC Insured), 5.000% Due 12/01/2020	140,000	142,740
Columbus OH CSD GO, 5.000% Due 12/01/2020	150,000	178,780
Columbus OH CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	189,700
Delaware OH, CSD, GO (MBIA Insured), 5.000% Due 12/01/2020	250,000	268,748
Fairfield OH CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	509,431
Garrett-Keyser-Butler Indiana Middle School Building Corp. First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	297,453
Green County KY SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	388,818
Jackson OH, Local SD Stark and Summit Counties GO Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	323,085
Keller TX, Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	290,200
Kenton County KY SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	320,193
Kings Local OH, 6.350% Due 12/01/2012	15,000	15,351
Kings Local OH, 6.400% Due 12/01/2013	150,000	161,364
Knox County KY SD Finance Corp. Revenue Bond, 2.000% Due 12/01/2019	360,000	362,473
KY Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	462,784

Municipal Income Securities – Bonds	Face	Fair Value
Lakota OH LSD GO, 5.250% Due 12/01/2025	205,000	263,197
Mariemont OH CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	541,656
Mariemont OH CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	175,000
Marion County KY SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	141,007
Marshall County KY SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	262,868
Mason OH CSD (FGIC Insured), 5.000% Due 12/01/2015	135,000	154,599
Meade County KY SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	165,002
Medina OH CSD GO, 5.000% Due 12/01/2023	280,000	298,441
Nelsonville York OH CSD GO (SDCEP Insured), 5.000% Due 12/01/2012	270,000	274,579
Princeton OH CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	268,293
Reynoldsburg OH CSD GO, 5.000% Due 12/01/2020	200,000	229,536
Scott County KY SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	104,290
South Vermillion Indiana School Building Corp. First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	388,748
Springboro OH CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	369,257
St. Marys OH SD School Facilities Construction and Improvement GO, 5.000% Due 12/01/2013	200,000	211,890
Sycamore OH Community SD GO, 4.375% Due 12/01/2018	400,000	446,308
Sycamore OH, Community Unlimited GO, 5.375% Due 12/01/2013	125,000	133,140
Wayne Trace OH LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	326,086
Western Reserve OH LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	261,715
Wyoming OH CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	558,734
27.9% – Total For School District		$11,310,919

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2012 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
KY State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	208,114
OH State Dept. of Administrative Services, 4.000% Due 09/01/2012	145,000	145,753
State of OH Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	498,918
State of OH Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	187,481
State of OH Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	216,094
State of OH Major New Infrastructure Revenue, 5.500% Due 06/15/2020	200,000	240,288
State of OH Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	369,249
State of OH Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	100,348
State of OH Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	346,878
5.7% – Total For State Agency		$2,313,123
IA Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	80,000	83,486
MO State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	335,000	345,764
MO State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	140,000	148,740
OH Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	360,000	387,313
State of OH Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	370,000	384,700
State of OH Housing Finance Agency Revenue, 5.900% Due 09/01/2023	345,000	358,113
4.2% – Total For Housing		$1,708,116

Municipal Income Securities – Bonds	Face	Fair Value
Total Municipal Income Securities – Bonds 98.2%		$39,745,807
(Identified Cost $37,373,477)
Cash Equivalents
Federated OH Municipal Cash Trust Money Market Fund*	604,896	604,896
Total Cash Equivalents 1.5%		$604,896
(Identified Cost $604,896)
Total Portfolio Value 99.7%		$40,350,703
(Identified Cost $37,978,373)
Other Assets in Excess of Liabilities 0.3%		$109,011
Total Net Assets 100.0%		$40,459,714

*	Variable Rate Security; as of June 30, 2012, the yield was 0.00%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Sercurity Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – OH School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$79,150,343	$44,701,604	$30,382,209	$6,202,081
Dividends and Interest Receivable	99,410	84,365	28,734	3,973
Securities Sold Receivable	—	3,103,529	—	—
Total Assets	$79,249,753	$47,889,498	$30,410,943	$6,206,054

Liabilities:
Accrued Management Fees	$62,732	$40,442	$24,281	$5,052
Due to Custodian	—	2,915,004	—	—
Total Liabilities	$62,732	$2,955,446	$24,281	$5,052

Net Assets	$79,187,021	$44,934,052	$30,386,662	$6,201,002

Net Assets Consist of:
Paid in Capital	$68,544,442	$45,876,741	$32,577,369	$8,990,601
Accumulated Undistributed Net Investment Income	660,585	171,585	69,290	16,865
Accumulated Net Realized Gain (Loss) from Security Transactions	3,666,066	(5,181,499)	(4,342,041)	(3,391,798)
Net Unrealized Gain On Investments	6,315,928	4,067,225	2,082,044	585,334

Net Assets	$79,187,021	$44,934,052	$30,386,662	$6,201,002
Shares Outstanding (Unlimited Amount Authorized)	4,287,085	1,933,008	1,052,816	508,843

Offering, Redemption and Net Asset Value Per Share	$18.47	$23.25	$28.86	$12.19
*Identified Cost of Investment Securities	$72,834,415	$40,634,379	$28,300,165	$5,616,747

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,658,545	$11,961,135	$193,030,003	$40,350,703
Cash & Cash Equivalents	—	67	268,656	—
Dividends and Interest Receivable	24,539	33,603	1,683,616	305,963
Fund Shares Sold Receivable	—	—	1,044,301	—
Total Assets	$10,683,084	$11,994,805	$196,026,576	$40,656,666

Liabilities:
Accrued Management Fees	$8,489	$9,313	$140,526	$22,045
Securities Purchased Payable	—	—	—	174,907
Total Liabilities	$8,489	$9,313	$140,526	$196,952

Net Assets	$10,674,595	$11,985,492	$195,886,050	$40,459,714

Net Assets Consist of:
Paid in Capital	$6,163,068	$12,103,306	$180,532,151	$38,064,324
Accumulated Undistributed Net Investment Income	19,846	135,453	11,924	1,546
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,726)	(453,222)	2,422,602	21,514
Net Unrealized Gain on Investments	4,495,407	199,955	12,919,373	2,372,330

Net Assets	$10,674,595	$11,985,492	$195,886,050	$40,459,714
Shares Outstanding (Unlimited Amount Authorized)	717,399	595,930	11,155,778	2,321,658

Offering, Redemption and Net Asset Value Per Share	$14.88	$20.11	$17.56	$17.43
*Identified Cost of Investment Securities	$6,163,138	$11,761,180	$180,110,630	$37,978,373

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012 – Unaudited

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012
Investment Income:
Interest	$175	$38	$16	$—
Dividends	1,002,812	436,353	236,949	49,957
Total Investment Income	$1,002,987	$436,391	$236,965	$49,957
Expenses:
Gross Management Fee	$380,565	$264,806	$167,675	$33,092
Net Investment Income	$622,422	$171,585	$69,290	$16,865
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$2,578,011	$2,259,796	$1,201,089	$85,517
Net Change in Unrealized Gain / Loss on Investments	1,426,804	1,021,444	477,610	412,050
Net Gain on Investments	$4,004,815	$3,281,240	$1,678,699	$497,567
Net Change in Net Assets from Operations	$4,627,237	$3,452,825	$1,747,989	$514,432

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012 – Unaudited

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012	Six Months Ended 6/30/2012
Investment Income:
Interest	$23	$—	$3,687,222	$661,583
Dividends	164,287	206,072 *	—	—
Total Investment Income	$164,310	$206,072	$3,687,222	$661,583

Expenses:
Gross Management Fee	$51,148	$83,747	$992,031	$203,888
Management Fee Waiver (See Note #4)	—	(23,928)	(148,805)	(71,361)
Net Expenses	$51,148	$59,819	$843,226	$132,527

Net Investment Income	$113,162	$146,253	$2,843,996	$529,056

Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$262	$(196,712)	$2,422,603	$31,190
Net Change in Unrealized Gain /Loss on Investments	1,108,497	416,640	125,825	139,271

Net Gain on Investments	$1,108,759	$219,928	$2,548,428	$170,461

Net Change in Net Assets from Operations	$1,221,921	$366,181	$5,392,424	$699,517
*	Net of foreign tax withholdings of $32,793.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011
Operations:
Net Investment Income (Loss)	$622,422	$1,010,620	$171,585	$286,447	$69,290	$(2,736)	$16,865	$(6,271)
Net Realized Gain from Security Transactions	2,578,011	3,968,487	2,259,796	1,644,985	1,201,089	5,324,319	85,517	511,837
Net Change in Unrealized Gain / Loss on Investments	1,426,804	(3,371,518)	1,021,444	(2,648,363)	477,610	(9,233,704)	412,050	(994,023)
Net Change in Net Assets from Operations	$4,627,237	$1,607,589	$3,452,825	$(716,931)	$1,747,989	$(3,912,121)	$514,432	$(488,457)

Distributions to Shareholders:
Net Investment Income	$—	$(1,011,492)	$—	$(333,171)	$—	$(21,448)	$—	$—
Net Change in Net Assets from Distributions	$—	$(1,011,492)	$—	$(333,171)	$—	$(21,448)	$—	$—

Capital Share Transactions:
Proceeds From Sale of Shares	$9,147,796	$17,072,451	$1,698,704	$2,853,394	$767,350	$1,250,858	$64,884	$138,920
Assets Acquired From:
Dynamic Growth Fund				$8,518,040 **
Disciplined Large-Cap Fund				$7,480,269 **
Shares Issued on Reinvestment of Distributions	—	411,862	—	202,782	—	8,207	—	—
Cost of Shares Redeemed	(4,087,074)	(6,907,302)	(11,352,197)	(7,016,142)	(5,063,797)	(8,846,512)	(538,061)	(610,494)
Net Change in Net Assets from Capital Share Transactions	$5,060,722	$10,577,011	$(9,653,493)	$12,038,343	$(4,296,447)	$(7,587,447)	$(473,177)	$(471,574)

Net Change in Net Assets	$9,687,959	$11,173,108	$(6,200,668)	$10,988,241	$(2,548,458)	$(11,521,016)	$41,255	$(960,031)

Net Assets at Beginning of Period	$69,499,062	$58,325,954	$51,134,720	$40,146,479	$32,935,120	$4,456,136	$6,159,747	$7,119,778

Net Assets at End of Period	$79,187,021	$69,499,062	$44,934,052	$51,134,720	$30,386,662	$32,935,120	$6,201,002	$6,159,747

Including accumulated net investment income of	$660,585	$38,163	$171,585	$—	$69,290	$—	$16,865	$—
*	Unaudited
**	See Note 11.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011	Six Months Ended 6/30/2012*	Year Ended 12/31/2011
Operations:
Net Investment Income	$113,162	$102,734	$146,253	$253,436	$2,843,996	$5,918,250	$529,056	$978,888
Net Realized Gain (Loss) from Security Transactions	262	71,948	(196,712)	(256,509)	2,422,603	1,993,516	31,190	(4,227)
Net Change in Unrealized Gain / Loss on Investments	1,108,497	561,928	416,640	(1,957,705)	125,825	4,917,081	139,271	1,742,578
Net Change in Net Assets from Operations	$1,221,921	$736,610	$366,181	$(1,960,778)	$5,392,424	$12,828,847	$699,517	$2,717,239

Distributions to Shareholders:
Net Investment Income	$(93,316)	$(178,282)	$—	$(248,384)	$(2,832,072)	$(5,966,926)	$(527,510)	$(988,466)
Net Realized Gain from Security Transactions	—	—	—	(96,716)	—	(1,965,696)	—	—
Return of Capital	—	—	—	(3,188)	—	(32,841)	—	(323)
Net Change in Net Assets from Distributions	$(93,316)	$(178,282)	$—	$(348,288)	$(2,832,072)	$(7,965,463)	$(527,510)	$(988,789)

Capital Share Transactions:
Proceeds From Sale of Shares	$233,941	$2,757,530	$1,251,971	$4,543,297	$16,989,889	$27,919,187	$9,136,952	$10,106,503
Shares Issued on Reinvestment of Distributions	20,662	39,911	—	218,835	507,876	3,084,730	13,763	23,734
Cost of Shares Redeemed	(303,562)	(466,393)	(720,773)	(1,121,795)	(16,646,975)	(26,747,739)	(7,922,082)	(5,687,779)
Net Change in Net Assets from Capital Share Transactions	$(48,959)	$2,331,048	$531,198	$3,640,337	$850,790	$4,256,178	$1,228,633	$4,442,458

Net Change in Net Assets	$1,079,646	$2,889,376	$897,379	$1,331,271	$3,411,142	$9,119,562	$1,400,640	$6,170,908

Net Assets at Beginning of Period	$9,594,949	$6,705,573	$11,088,113	$9,756,842	$192,474,908	$183,355,346	$39,059,074	$32,888,166

Net Assets at End of Period	$10,674,595	$9,594,949	$11,985,492	$11,088,113	$195,886,050	$192,474,908	$40,459,714	$39,059,074

Including accumulated net investment income (loss) of	$19,846	$—	$135,453	$(10,800)	$11,924	$—	$1,546	$—
*	– Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$17.33		$17.14	$15.66	$13.07	$18.58	$17.51

Operations:
Net Investment Income	0.14		0.25	0.25	0.24	0.16	0.20
Net Gains (Losses) on Securities (Realized & Unrealized)	1.00		0.19	1.48	2.59	(5.51)	1.65
Total Operations	$1.14		$0.44	$1.73	$2.83	$(5.35)	$1.85

Distributions:
Net Investment Income	—		(0.25)	(0.25)	(0.23)	(0.16)	(0.20)
Net Realized Capital Gains	—		—	—	(0.01)	—	(0.58)
Total Distributions	$—		$(0.25)	$(0.25)	$(0.24)	$(0.16)	$(0.78)

Net Asset Value End of Period	$18.47		$17.33	$17.14	$15.66	$13.07	$18.58

Total Return(a)	6.58	%(b)	2.59%	11.05%	21.66%	(28.75%)	10.54%

Net Assets, End of Period (Millions)	$79.19		$69.50	$58.33	$49.74	$35.14	$20.97

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.64	%(d)	1.58%	1.65%	1.85%	1.64%	1.26%
Average Net Assets after Waiver	1.64	%(d)	1.58%	1.65%	1.85%	1.66%	1.31%

Portfolio Turnover Rate	22.93	%(b)	53.70%	42.37%	48.23%	56.47%	43.50%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008		2007
Net Asset Value Beginning of Period	$21.70		$22.51	$20.85	$16.85	$26.35		$26.67

Operations:
Net Investment Income	0.09		0.12	0.17	0.15	0.17		0.13
Net Gains (Losses) on Securities (Realized & Unrealized)	1.46		(0.79)	1.65	3.98	(9.50)		2.86
Total Operations	$1.55		$(0.67)	$1.82	$4.13	$(9.33)		$2.99

Distributions:
Net Investment Income	—		(0.14)	(0.16)	(0.13)	(0.17)		(0.13)
Return of Capital	—		—	—	—	(0.00	)(a)	—
Net Realized Capital Gains	—		—	—	—	—		(3.18)
Total Distributions	$—		$(0.14)	$(0.16)	$(0.13)	$(0.17)		$(3.31)

Net Asset Value End of Period	$23.25		$21.70	$22.51	$20.85	$16.85		$26.35

Total Return(b)	7.14	%(c)	(2.97%)	8.74%	24.52%	(35.41%)		11.11%

Net Assets, End of Period (Millions)	$44.93		$51.13	$40.15	$40.88	$32.56		$53.05

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%		1.00%
Average Net Assets after Waiver	1.00	%(e)	1.00%	1.00%	1.00%	0.98%		0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.65	%(e)	0.73%	0.75%	0.84%	0.69%		0.39%
Average Net Assets after Waiver	0.65	%(e)	0.73%	0.75%	0.84%	0.71%		0.44%

Portfolio Turnover Rate	30.53	%(c)	68.21%	48.73%	76.77%	85.40%		57.24%

*	Unaudited
(a)	Distributions from return of capital amounted to less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$27.64		$30.74	$24.06	$15.45	$30.70	$31.83

Operations:
Net Investment Income	0.07		—	0.18	0.10	0.15	0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	1.15		(3.08)	6.68	8.61	(15.22)	2.06
Total Operations	$1.22		$(3.08)	$6.86	$8.71	$(15.07)	$2.13

Distributions:
Net Investment Income	—		—	(0.18)	(0.10)	(0.15)	(0.07)
Return of Capital	—		(0.02)	—	—	(0.03)	—
Net Realized Capital Gains	—		—	—	—	—	(3.19)
Total Distributions	$—		$(0.02)	$(0.18)	$(0.10)	$(0.18)	$(3.26)

Net Asset Value End of Period	$28.86		$27.64	$30.74	$24.06	$15.45	$30.70

Total Return(a)	4.41	%(b)	(10.03)%	28.52%	56.39%	(49.07)%	6.62%

Net Assets, End of Period (Millions)	$30.39		$32.94	$44.46	$39.47	$30.91	$83.56

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.41	%(d)	0.01%	0.61%	0.53%	0.46%	0.14%
Average Net Assets after Waiver	0.41	%(d)	0.01%	0.61%	0.53%	0.48%	0.19%

Portfolio Turnover Rate	49.25	%(b)	94.32%	100.98%	115.74%	110.80%	85.16%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009		2008	2007
Net Asset Value Beginning of Period	$11.23		$12.09	$10.79	$8.49		$15.82	$17.52

Operations:
Net Investment Income (Loss)	0.03		(0.01)	0.02	0.02		0.02	(0.06)
Net Gains (Losses) on Securities (Realized & Unrealized)	0.93		(0.85)	1.30	2.30		(7.32)	(1.64)
Total Operations	$0.96		$(0.86)	$1.32	$2.32		$(7.30)	$(1.70)

Distributions:
Net Investment Income	—		—	(0.02)	(0.02)		(0.02)	—
Return of Capital	—		—	—	(0.00	)(a)	(0.01)	—
Net Realized Capital Gains	—		—	—	—		—	—
Total Distributions	$—		$—	$(0.02)	$(0.02)		$(0.03)	$—

Net Asset Value End of Period	$12.19		$11.23	$12.09	$10.79		$8.49	$15.82

Total Return(b)	8.55	%(c)	(7.11% )	12.19%	27.34%		(46.17%)	(9.70%)

Net Assets, End of Period (Millions)	$6.20		$6.16	$7.12	$6.62		$5.38	$9.80

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%		1.00%	1.00%
Average Net Assets after Waiver	1.00	%(e)	1.00%	1.00%	1.00%		0.98%	0.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.51	%(e)	(0.09%)	0.02%	0.19%		0.11%	(0.36%)
Average Net Assets after Waiver	0.51	%(e)	(0.09%)	0.02%	0.19%		0.13%	(0.31%)

Portfolio Turnover Rate	78.37	%(c)	160.83%	168.53%	162.28%		169.95%	118.14%

*	Unaudited
(a)	Distributions from Return of Capital amounted to less than $0.005 per share
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$13.32		$12.54	$10.92	$9.30	$16.01	$23.50

Operations:
Net Investment Income	0.16		0.32	0.16	0.28	0.28	0.46
Net Return of Capital	—		—	0.10	0.06	0.07	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	1.53		0.71	2.59	1.65	(6.31)	(4.57)
Total Operations	$1.69		$1.03	$2.85	$1.99	$(5.96)	$(4.01)

Distributions:
Net Investment Income	(0.13)		(0.25)	(0.29)	(0.28)	(0.28)	(0.46)
Return of Capital	—		—	—	(0.09)	(0.12)	—
Net Realized Capital Gains	—		—	(0.94)	—	(0.35)	(3.02)
Total Distributions	$(0.13)		$(0.25)	$(1.23)	$(0.37)	$(0.75)	$(3.48)

Net Asset Value End of Period	$14.88		$13.32	$12.54	$10.92	$9.30	$16.01

Total Return(a)	12.73	%(b)	8.25%	26.46%	22.34%	(38.47%)	(17.09%)

Net Assets, End of Period (Millions)	$10.67		$9.59	$6.71	$7.46	$6.75	$13.45

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.22	%(d)	1.10%	1.41%	3.17%	2.21%	1.82%
Average Net Assets after Waiver	2.22	%(d)	1.10%	1.41%	3.17%	2.23%	1.87%

Portfolio Turnover Rate	0.62	%(b)	3.19%	0.00%	6.19%	3.31%	13.73%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31			Period Ended December 31, 2008**
			2011	2010	2009
Net Asset Value Beginning of Period	$19.44		$23.50	$21.47	$16.12	$15.00

Operations:
Net Investment Income (Loss)	0.25		0.46	0.26	0.20	(0.01)
Net Gains (Losses) on Securities (Realized & Unrealized)	0.42		(3.90)	2.32	5.49	1.13
Total Operations	$0.67		$(3.44)	$2.58	$5.69	$1.12

Distributions:
Net Investment Income	—		(0.44)	(0.27)	(0.23)	—
Return of Capital	—		(0.01)	—	—	—
Net Realized Capital Gains	—		(0.17)	(0.28)	(0.11)	—
Total Distributions	$—		$(0.62)	$(0.55)	$(0.34)	$—

Net Asset Value End of Period	$20.11		$19.44	$23.50	$21.47	$16.12

Total Return(a)	3.45	%(b)	(14.61%)	12.00%	35.32%	7.47	%(b)

Net Assets, End of Period (Millions)	$11.99		$11.09	$9.76	$6.35	$1.78

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.33	%(d)
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	2.05	%(d)	1.67%	0.98%	1.36%	(0.98	%)(d)
Average Net Assets after Waiver	2.45	%(d)	2.07%	1.38%	1.76%	(0.60	%)(d)

Portfolio Turnover Rate	3.78	%(b)	24.16%	19.61%	22.12%	0.00%

*	Unaudited
**	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$17.34		$16.89	$16.59	$16.40	$16.12	$15.79

Operations:
Net Investment Income	0.25		0.55	0.58	0.61	0.62	0.66
Net Gains on Securities (Realized & Unrealized)	0.22		0.64	0.41	0.40	0.36	0.33
Total Operations	$0.47		$1.19	$0.99	$1.01	$0.98	$0.99

Distributions:
Net Investment Income	(0.25)		(0.56)	(0.58)	(0.61)	(0.62)	(0.66)
Return of Capital	—		0.00 (a)	—	—	—	—
Net Realized Capital Gains	—		(0.18)	(0.11)	(0.21)	(0.08)	—
Total Distributions	$(0.25)		$(0.74)	$(0.69)	$(0.82)	$(0.70)	$(0.66)

Net Asset Value End of Period	$17.56		$17.34	$16.89	$16.59	$16.40	$16.12

Total Return(b)	2.72	%(c)	7.12%	6.02%	6.27%	6.23%	6.40%

Net Assets, End of Period (Millions)	$195.89		$192.47	$183.36	$161.58	$118.58	$104.19

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.72	%(e)	3.03%	3.27%	3.66%	3.72%	4.08%
Average Net Assets after Waiver	2.87	%(e)	3.18%	3.42%	3.81%	3.87%	4.23%

Portfolio Turnover Rate	20.69	%(c)	34.41%	29.16%	34.17%	23.99%	12.14%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$17.35		$16.56	$16.68	$16.09	$15.98	$15.91

Operations:
Net Investment Income	0.23		0.45	0.45	0.47	0.51	0.55
Net Gains (Losses) on Securities (Realized & Unrealized)	0.08		0.80	(0.12)	0.59	0.11	0.07
Total Operations	$0.31		$1.25	$0.33	$1.06	$0.62	$0.62

Distributions:
Net Investment Income	(0.23)		(0.46)	(0.45)	(0.47)	(0.51)	(0.55)
Return of Capital	—		0.00 (a)	—	—	—	—
Net Realized Capital Gains	—		—	—	—	—	—
Total Distributions	$(0.23)		$(0.46)	$(0.45)	$(0.47)	$(0.51)	$(0.55)

Net Asset Value End of Period	$17.43		$17.35	$16.56	$16.68	$16.09	$15.98

Total Return(b)	1.77	%(c)	7.62%	1.96%	6.61%	3.96%	3.95%

Net Assets, End of Period (Millions)	$40.46		$39.06	$32.89	$25.22	$14.90	$11.47

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.25	%(e)	2.35%	2.39%	2.63%	2.96%	3.10%
Average Net Assets after Waiver	2.60	%(e)	2.70%	2.74%	2.98%	3.31%	3.45%

Portfolio Turnover Rate	6.33	%(c)	5.49%	5.28%	4.69%	16.95%	16.08%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The net assets of the Johnson Dynamic Growth Fund and the Johnson Disciplined Large-Cap Fund were merged with the Johnson Growth Fund in a tax-free reorganization on December 16, 2011, and the Dynamic Growth and Disciplined Large-Cap Funds were subsequently closed. See Note 11 for details of the merger. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Realty Fund is above average dividend income and long term capital growth. The investment objective of the International Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.

The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

2)    Security Valuation and Transactions, continued

♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, and Exchange Traded Funds (ETFs), and the movement of the certain indices of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

2)    Security Valuation and Transactions, continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2012:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,678,993	$—	$—	$3,678,993
Industrials	9,254,311	—	—	9,254,311
Telecommunication Services	1,770,162	—	—	1,770,162
Consumer Staples	10,684,283	—	—	10,684,283
Consumer Discretionary	6,401,797	—	—	6,401,797
Energy	13,065,089	—	—	13,065,089
Financial Services	9,738,431	—	—	9,738,431
Health Care	8,050,327	—	—	8,050,327
Information Technology	12,871,332	—	—	12,871,332
Utilities	1,565,470			1,565,470
Cash Equivalents	2,070,148	—	—	2,070,148
Total	$79,150,343	$—	$—	$79,150,343

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,346,781	$—	$—	$2,346,781
Industrials	6,868,208	—	—	6,868,208
Consumer Staples	2,757,515	—	—	2,757,515
Consumer Discretionary	3,974,848	—	—	3,974,848
Energy	7,171,933	—	—	7,171,933
Financial Services	3,885,096	—	—	3,885,096
Health Care	6,008,704	—	—	6,008,704
Information Technology	11,688,519	—	—	11,688,519
Total	$44,701,604	$—	$—	$44,701,604

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

2)    Security Valuation and Transactions, continued

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,172,576	$—	$—	$2,172,576
Industrials	5,903,559	—	—	5,903,559
Telecommunication Services	275,880	—	—	275,880
Consumer Staples	1,554,221	—	—	1,554,221
Consumer Discretionary	5,810,431	—	—	5,810,431
Energy	2,574,218	—	—	2,574,218
Financial Services	2,776,088	—	—	2,776,088
Health Care	2,275,733	—	—	2,275,733
Information Technology	4,868,151	—	—	4,868,151
Utilities	230,823	—	—	230,823
Real Estate Investment Trusts	1,657,808	—	—	1,657,808
Cash Equivalents	282,721	—	—	282,721
Total	$30,382,209	$—	$—	$30,382,209

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$382,558	$—	$—	$382,558
Industrials	1,639,873	—	—	1,639,873
Telecommunication Services	38,258	—	—	38,258
Consumer Staples	296,545	—	—	296,545
Consumer Discretionary	1,104,219	—	—	1,104,219
Energy	377,439	—	—	377,439
Financial Services	515,798	—	—	515,798
Health Care	794,965	—	—	794,965
Information Technology	756,655	—	—	756,655
Real Estate Investment Trusts	189,770	—	—	189,770
Cash Equivalents	106,001	—	—	106,001
Total	$6,202,081	$—	$—	$6,202,081

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

2)    Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
Common Stock	$143,208	$—	$—	$143,208
REIT – Apartments	1,820,417	—	—	1,820,417
REIT – Diversified	640,403	—	—	640,403
REIT – Healthcare	589,230	—	—	589,230
REIT – Lodging and Hotels	994,357	—	—	994,357
REIT – Materials	238,200	—	—	238,200
REIT – Office and Industrial	2,102,705	—	—	2,102,705
REIT – Retail	3,230,870	—	—	3,230,870
REIT – Storage	789,511	—	—	789,511
Cash Equivalents	109,644	—	—	109,644
Total	$10,658,545	$—	$—	$10,658,545

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,234,826	$—	$—	$1,234,826
Industrials	1,163,607	—	—	1,163,607
Telecommunication Services	1,108,398	—	—	1,108,398
Consumer Staples	1,156,791	—	—	1,156,791
Consumer Discretionary	1,089,214	—	—	1,089,214
Energy	1,540,802	—	—	1,540,802
Financial Services	2,562,247	—	—	2,562,247
Health Care	958,616	—	—	958,616
Information Technology	739,370	—	—	739,370
Utilities	294,283	—	—	294,283
Cash Equivalents	112,981	—	—	112,981
Total	$11,961,135	$—	$—	$11,961,135

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

2)    Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$41,670,840	$—	$41,670,840
Industrials	—	37,674,515	—	37,674,515
Utilities	—	18,400,656	—	18,400,656
U.S. Government Agency Obligations – Mortgage-Backed	—	36,973,288	—	36,973,288
U.S. Government Agency Obligations	—	7,913,279	—	7,913,279
U.S. Government Obligations	—	19,462,650	—	19,462,650
Taxable Municipal Bonds	—	20,672,582	—	20,672,582
Non-Taxable Municipal Bonds	—	2,723,104	—	2,723,104
Sovereign Bonds	—	5,198,710	—	5,198,710
Cash Equivalents	2,340,379	—	—	2,340,379
Total	$2,340,379	$190,689,624	$—	$193,030,003

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,465,409	$—	$2,465,409
General Obligation – County	—	1,046,184	—	1,046,184
General Obligation – State	—	3,112,308	—	3,112,308
Higher Education	—	8,217,139	—	8,217,139
Hospital / Health	—	3,420,583	—	3,420,583
Revenue Bonds – Electric	—	512,010	—	512,010
Revenue Bonds – Facility	—	1,975,855		1,975,855
Revenue Bonds – Water & Sewer	—	2,464,692	—	2,464,692
Other Revenue	—	1,199,469	—	1,199,469
School District	—	11,310,919	—	11,310,919
State Agency	—	2,313,123	—	2,313,123
Housing	—	1,708,116	—	1,708,116
Cash Equivalents	604,896	—	—	604,896
Total	$604,896	$39,745,807	$—	$40,350,703

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six months ended June 30, 2012, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. The Funds did not own any derivative instruments as of and during the six months ended June 30, 2012.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

3)     Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six months ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no reclassifications for the six months ended June 30, 2012 for any of the funds.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

4)     Investment Advisory Agreements, continued

The Adviser received management fees for the six months ended June 30, 2012 as indicated below. The Adviser contractually waived part of the management fees for the Johnson International Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund, as indicated below and intends the contractual fee waivers to be permanent. The Adviser has the right to remove these fee waivers any time after April 30, 2013.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers	Payable as of June 30, 2012
Equity Income Fund	1.00%	None	1.00%	$380,565	$0	$62,732
Growth Fund	1.00%	None	1.00%	264,806	0	40,442
Disciplined Mid-Cap Fund	1.00%	None	1.00%	167,675	0	24,281
Disciplined Small-Cap Fund	1.00%	None	1.00%	33,092	0	5,052
Realty Fund	1.00%	None	1.00%	51,148	0	8,489
International Fund	1.40%	0.40%	1.00%	59,819	23,928	9,313
Fixed Income Fund	1.00%	0.15%	0.85%	843,226	148,805	140,526
Municipal Income Fund	1.00%	0.35%	0.65%	132,527	71,361	22,045

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $19,000 for the six months ended June 30, 2012, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of twelve Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2012, client accounts managed by the Adviser with full advisory discretion, held in aggregate 62.40% of the Equity Income Fund, 35.87% of the Growth Fund, 66.39% of the Disciplined Mid-Cap Fund, 82.67% of the Disciplined Small-Cap Fund, 78.04% of the Realty Fund, 54.13% of the International Fund, 82.17% of the Fixed Income Fund, and 97.12% of the Municipal Income Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

6)     Purchases and Sales of Securities

From January 1, 2012 through June 30, 2012, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$23,378,935	$16,923,299	$0	$0
Johnson Growth Fund	15,651,941	25,168,355	0	0
Johnson Disciplined s Mid-Cap Fund	16,330,851	20,388,048	0	0
Johnson Disciplined Small-Cap Fund	5,095,122	5,622,054	0	0
Johnson Realty Fund	211,061	61,649	0	0
Johnson International Fund	1,019,932	412,852	0	0
Johnson Fixed Income Fund	24,227,548	29,955,435	15,911,799	11,908,871
Johnson Municipal Income Fund	4,500,734	2,520,446	0	0

7)     Capital Share Transactions

As of June 30, 2012, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Disciplined Mid-Cap Fund		Johnson Disciplined Small-Cap Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Shares Sold to Investors	497,935	982,147	72,148	875,002	25,419	40,646	5,249	11,943
Shares Issued on Reinvestment of Dividends	0	23,725	0	9,328	0	297	0	0
Subtotal	497,935	1,005,872	72,148	884,330	25,419	40,943	5,249	11,943
Shares Redeemed	(221,227)	(399,193)	(495,092)	(311,677)	(164,331)	(295,311)	(44,935)	(52,166)
Net Change During Period	276,708	606,679	(422,944)	572,653	(138,912)	(254,368)	(39,686)	(40,223)
Shares Outstanding:
Beginning of Period	4,010,377	3,403,698	2,355,952	1,783,299	1,191,728	1,446,096	548,529	588,752
End of Period	4,287,085	4,010,377	1,933,008	2,355,952	1,052,816	1,191,728	508,843	548,529

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

7)     Capital Share Transactions, continued

	Johnson Realty Fund		Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Shares Sold to Investors	16,403	218,277	60,062	194,808	971,051	1,624,465	525,073	599,257
Shares Issued on Reinvestment of Dividends	1,429	3,068	0	11,303	29,026	178,788	792	1,395
Subtotal	17,832	221,345	60,062	206,111	1,000,077	1,803,253	525,865	600,652
Shares Redeemed	(20,953)	(35,409)	(34,455)	(50,913)	(946,424)	(1,559,044)	(455,412)	(335,814)
Net Change During Period	(3,121)	186,936	25,607	155,198	53,653	244,209	70,453	264,838
Shares Outstanding:
Beginning of Period	720,520	534,584	570,323	415,125	11,102,125	10,857,916	2,251,205	1,986,367
End of Period	717,399	720,520	595,930	570,323	11,155,778	11,102,125	2,321,658	2,251,205

8)     Security Transactions

As of June 30, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$72,834,415	$10,138,703	$3,822,775	$6,315,928
Johnson Growth Fund	40,634,379	6,531,744	2,464,519	4,067,225
Johnson Disciplined Mid-Cap Fund	28,300,165	4,318,279	2,236,235	2,082,044
Johnson Disciplined Small-Cap Fund	5,616,747	930,714	345,380	585,334
Johnson Realty Fund	6,163,138	4,600,228	104,821	4,495,407
Johnson International Fund	11,761,180	1,455,934	1,255,979	199,955
Johnson Fixed Income Fund	180,110,630	13,032,486	113,113	12,919,373
Johnson Municipal Income Fund	37,978,373	2,397,531	25,201	2,372,330

9)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2011	$1,011,492	$0	$0	$0	$1,011,492
	2012	$0	$0	$0	$0	$0
Johnson Growth Fund	2011	$333,171	$0	$0	$0	$333,171
	2012	$0	$0	$0	$0	$0
Johnson Disciplined Mid-Cap Fund	2011	$21,448	$0	$0	$0	$21,448
	2012	$0	$0	$0	$0	$0
Johnson Disciplined Small-Cap Fund	2011	$0	$0	$0	$0	$0
	2012	$0	$0	$0	$0	$0
Johnson Realty Fund	2011	$106,334	$71,948	$0	$0	$178,282
	2012	$93,316	$0	$0	$0	$93,316
Johnson International Fund	2011	$248,567	$96,533	$0	$3,188	$348,288
	2012	$0	$0	$0	$0	$0
Johnson Fixed Income Fund	2011	$5,966,415	$1,428,427	$537,780	$32,841	$7,965,463
	2012	$2,832,072	$0	$0	$0	$2,832,072
Johnson Municipal Income Fund	2011	$988,466	$0	$0	$323	$988,789
	2012	$527,510	$0	$0	$0	$527,510

As of December 31, 2011, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:								Total Capital Loss Carryover
	2015		2016		2017	2018	Indefinite
Johnson Growth Fund	$107,482	***	$2,724,863	***	$4,120,381	$420,973			$7,373,699
Johnson Disciplined Mid-Cap Fund					$5,543,130				$5,543,130
Johnson Disciplined Small-Cap Fund			$715,626		$2,659,434				$3,375,060
Johnson International							$233,855	*	$233,855
Johnson Municipal Income Fund						$5,450	$4,227	**	$9,677

*	Of this amount, $208,785 are short-term in nature and can be used to offset future short-term capital gains; $25,070 of these carryforwards are long-term in nature and can be used to offset future long-term capital gains.
**	Of this amount, $3,651 are short-term in nature and can be used to offset future short-term capital gains; $576 of these carryforwards are long-term in nature and can be used to offset future long-term capital gains.
***	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2012 – Unaudited

10)     Distributions to Shareholders, continued

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$38,163	$—	$1,104,098	$4,873,081	$6,015,342
Johnson Growth Fund	—	(7,373,699)	—	2,978,185	(4,395,514)
Johnson Disciplined Mid-Cap Fund	—	(5,543,130)	—	1,604,434	(3,938,696)
Johnson Disciplined Small-Cap Fund	—	(3,375,060)	—	71,029	(3,304,031)
Johnson Realty Fund	—	—	—	3,382,922	3,382,922
Johnson International Fund	—	(233,855)	(250,140)	—	(483,995)
Johnson Fixed Income Fund	—	—	—	12,793,547	12,793,547
Johnson Municipal Income Fund	—	(9,677)	—	2,233,060	2,223,383

11)     Merger of the Growth Fund, the Dynamic Growth Fund and Disciplined Large-Cap Fund

The Johnson Growth Fund acquired all of the assets and liabilities of the Johnson Dynamic Growth and Johnson Disciplined Large-Cap Funds in a tax-free reorganization at the close of business on December 16, 2011 pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on October 19, 2011. The acquisition was accomplished by a tax-free exchange of 639,235 shares of the Dynamic Growth Fund (valued at $13.43 per share) and 561,593 shares of the Disciplined Large-Cap Fund (valued at $13.13 per share) for 749,082 shares of the Growth Fund (valued at $21.30 per share). Each share of the Dynamic Growth Fund was exchanged for 0.63028 shares of the Growth Fund, and each share of the Disciplined Large-Cap Fund was exchanged for 0.61643 shares of the Growth Fund. The Dynamic Growth Fund’s net assets, on the day of reorganization, were $8,581,931 including $64,102 of unrealized appreciation, and capital loss carryforwards of $2,743,487, and were combined with the Growth Fund’s net assets. The Disciplined Large-Cap Fund’s net assets, on the day of reorganization, were $7,374,939 including $105,330 of unrealized depreciation, and capital loss carryforwards of $2,029,485, and were combined with the Growth Fund’s net assets. The net assets of the Growth Fund, Dynamic Growth Fund and Disciplined Large-Cap Fund immediately before the acquisition were $34,376,401, 8,581,931 and 7,374,939, respectively. The combined net assets immediately after the acquisition were $50,333,271 for 2,362,996 shares outstanding.

Of the capital loss carryforwards mentioned above, $1,207,674 of the Dynamic Growth Fund’s carryforwards and $709,674 of the Disciplined Large-Cap Fund’s carryforwards are limited under IRC Section 382 and will not be available for use in the future by the Growth Fund.

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2011 and held through June 30, 2012.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses Paid During Period* January 1, 2012 – June 30, 2012
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,065.78	$ 5.12
Hypothetical Return	$1,000.00	$1,019.84	$ 5.06
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,071.43	$ 5.14
Hypothetical Return	$1,000.00	$1,019.84	$ 5.06
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,044.14	$ 5.07
Hypothetical Return	$1,000.00	$1019.84	$ 5.06
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,085.49	$ 5.17
Hypothetical Return	$1,000.00	$1,019.84	$ 5.06
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,127.27	$ 5.27
Hypothetical Return	$1,000.00	$1,019.84	$ 5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$1,034.47	$ 5.04
Hypothetical Return	$1,000.00	$1,019.84	$ 5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,027.21	$ 4.27
Hypothetical Return	$1,000.00	$1,020.58	$ 4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,017.67	$3.325
Hypothetical Return	$1,000.00	$1,021.57	$ 3.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2012. The Trustees reviewed a memorandum and other information that had been prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers and soft dollars, performance for the most recently completed fiscal year end and first quarter of 2012, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the detailed December 31, 2011 performance data discussed in the February, 2012 Board Meeting, as well as the performance data presented by the Adviser through March 31, 2012. These reviews included annual returns as well as trailing one year, three year, five year and ten year performance data (as applicable) of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds. The Trustees recognized that according to the data presented, the Equity Income Fund under-performed the S&P 500 for the trailing 3 month, 1 year and 3 year periods, but was outperforming its benchmark for the trailing 5 year period. The Growth Fund underperformed the S&P 500 Index for the periods presented, but the Fund returns of 11.66% were only slightly below the S&P 500 Index for the first quarter of 2012. The Disciplined Mid-Cap Fund outperformed the Russell Midcap Index in the trailing 3 month period and 3 year period, but had underperformed the benchmark in the 12 month, 5 year, and 10 year periods. The Disciplined Small-Cap Fund outperformed its benchmark in the trailing 3 month period, but trailed the benchmark in other periods. The Realty Fund underperformed its benchmark in various periods, but outperformed over the prior 12 month period. The International Fund slightly underperformed its benchmark for the trailing 12 month and 3 year periods, but outperformed its benchmark for the trailing 3 month period. The Fixed Income Fund slightly outperformed its benchmark for the trailing 3 year and 5 year periods, outperformed its benchmark for the trailing 3 month period, and underperformed its benchmark for the trailing 12 month and 10 year periods. The Municipal Income Fund has outperformed its benchmark for the trailing 3 month and 12 month periods, while underperforming the benchmark for the 3 year, 5 year, and 10 year periods. After discussion, the Trustees, including the Independent Trustees, indicated that it was their consensus that the performance of each Fund was reasonable in light of the circumstances, and particularly given the explanations received for the Funds that had underperformed in any periods.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and noted the competency and values of the management team. The Trustees noted the Trust has never been the subject of any litigation or administrative action. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. The Adviser provided an overview to the Adviser’s current health and viability, and reported that the business of the Adviser is healthy.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2011 by each Fund, in total dollars. The Trustees also reviewed a report which included a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe and a report comparing the management fees paid by each Fund against management fees paid by comparable funds with a similar investment objective as of March 31, 2012. In the case of all Funds except the Fixed Income Fund, the Management Fees charged were below the mean. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when renewing the Agreements. The Trustees noted that each Johnson Fund had an expense ratio in the lower half of its Morningstar universe, and that most of the Funds had expense rankings significantly below the mean. The Trustees further noted that the Adviser has extended voluntary fee waivers in the case of the Fixed Income Fund, Municipal Income Fund, Enhanced Return Fund, Institutional Funds and the International Fund. The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

The Trustees next considered economies of scale. The Trustees concluded that because the Funds were clearly among the lower end of expense ratios paid by funds in their peer group, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Fund’s Chief Compliance Officer reminded the Board that the Funds did not use an affiliated broker to execute security transactions on behalf of the Funds. He indicated the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions was lower for the Funds than for the Adviser as a whole. It was the consensus of the Trustees, including the Independent Trustees, that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were satisfied with the quality of investment advisory services being provided by the Adviser, and that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis. The Trustees did not identify any single factor as controlling in evaluating the contracts and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (70) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	12	None
Independent Trustees
Ronald H. McSwain (69) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	12	None
Kenneth S. Shull (83) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	12	None
John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	12	None
James J. Berrens (46) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	12	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (53) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (46) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (40) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual Report

June 30, 2012

  (Unaudited)

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS	June 30, 2012 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	10
Johnson Enhanced Return Fund	12

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Change in Net Assets	16

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21

Disclosure of Expenses	28

Review and Renewal of Management Agreements	29

Additional Information	30

Trustees and Officers Table	31

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

JOHNSON MUTUAL FUNDS	June 30, 2012 - Unaudited

August 2012

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2012-Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

After a great start to the year, stocks gave up some ground in the second quarter. The S&P 500 Index declined 2.8% during the period, while international stocks fell 6.9%. The end of the quarter saw a rally, which recouped much of the losses that occurred in May and early June. Through June 30, 2012, the S&P 500 Index has returned 9.5% and the Dow Jones Industrial Average 6.8%. With interest rates declining further, buoying bond prices, the aggregate bond index has now returned 2.4% through the first half of the year.

The two big stories for the year have surrounded Europe, not surprisingly, and the domestic economy. Greece maintained its high profile on the world stage with a presidential election in June, which kept the nation in the European Union - for now, at least. On the last trading day of the month, the results of a European summit that took place encouraged investors, and the S&P 500 Index subsequently jumped over 2%. We have seen positive reaction to other summits, though – this was the 19th summit since the financial crisis began – and the confidence was short-lived. Domestically, economic indicators definitely weakened during the quarter. Unemployment figures were disappointing, and with GDP growth still very sluggish, it has been one of the weakest recoveries on record since the lows of this deep recession.

Election season is in full steam. This year is unique given the legislative uncertainties hanging in the balance. These include the expiration of tax cuts and other spending policies that represent nearly 4% of GDP. Many, including the Federal Reserve, refer to these uncertainties as the “fiscal cliff.” Given the current rancor in Congress and unwillingness to compromise, we may get pushed closer to the edge of the cliff before agreement is reached. This will certainly lead to increased volatility in the meantime.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

1

Performance Review – June 30, 2012 Unaudited

JIC Institutional Bond Fund I

The JIC Institutional Bond Fund I provided a total return of 1.39% for the first six months of 2012 compared to a 0.56% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.

The first and second quarters of the year have been mirror images of each other. During the first three months interest rates rose modestly and credit yield spreads narrowed as investors grew more confident in the economic environment and the actions taken by the European Central Bank to soothe the European credit crisis. However, as we moved through the second quarter growing unease about the durability of our economic expansion and renewed fears in Europe caused interest rates to decline as credit spreads widened again. Longer maturity treasuries ultimately declined to historic lows. Meanwhile, the yields on short-term securities have been less volatile than longer-term bonds, anchored by the accommodative actions of the Federal Reserve. The yield spread on corporate bonds has also been more stable in this portion of the yield curve. During the period, corporate bonds provided better relative performance than government securities due to their superior yield.

The Fund’s emphasis on quality credit securities and its modestly longer duration than the benchmark contributed to the better total return it experienced. Superior security selection also added value. The corporate holdings in the Fund are generally lower in “spread beta” than the index which means that yield spread movements have a smaller impact on the Fund’s holdings. This was a positive during the period. We continue to focus on higher quality corporate securities and are avoiding all exposure to Europe. The taxable municipal bonds in the Fund also provided superior performance due to their higher average income yield. The Fund has been deemphasizing government securities for several years and remains underweight in these securities compared to the index. Thus far in 2012 we have increased the allocation to the corporate and taxable municipal sectors and reduced government securities. The income yield of the Fund is superior to that of the index which is adding to its relative performance.

As we move into the second half of the year the longer-term health of the economy and the ability of Europe to avoid a full-blown financial crisis are on the minds of investors. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. In response, the Federal Reserve continues to provide ample liquidity to the market and has recently extended its program of selling shorter term securities to purchase longer term bonds. Further evidence of a softening economy could lead to a third round of Quantitative Easing by the central bank. Interest rates will likely remain near historic lows and we expect the bond market to experience periods of improving and deteriorating credit. A recession is not the most likely course for the economy, but it cannot be ruled out. In such an environment, the Fund will maintain an overweight to quality credit securities and an average duration at or slightly beyond the index. This will provide somewhat more yield to the Fund without exposing it to inappropriate interest rate or credit risks.

Average Annual Total Returns as of June 30, 2012

	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
Six Month	1.39%	0.56%
One Year	2.46%	1.06%
Five Years	4.52%	3.47%
Ten Years	3.87%	3.24%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

Performance Review – June 30, 2012 Unaudited

JIC Institutional Bond Fund II

The JIC Institutional Bond Fund II provided a total return of 2.74% for the first six months of 2012 compared to a 1.66% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.

The first and second quarters of the year have been mirror images of each other. During the first three months interest rates rose modestly and credit yield spreads narrowed as investors grew more confident in the economic environment and the actions taken by the European Central Bank to soothe the European credit crisis. However, as we moved through the second quarter growing unease about the durability of our economic expansion and renewed fears in Europe caused interest rates to decline as credit spreads widened again. Longer maturity treasuries ultimately declined to historic lows. Meanwhile, the yields on short-term securities have been less volatile than longer-term bonds, anchored by the accommodative actions of the Federal Reserve. During the period, corporate bonds provided better relative performance than government securities due to their superior yield.

The Fund’s emphasis on quality credit securities is providing more yield to the portfolio compared to the index which contributed to its better total return during the period. Superior security selection also added value. The corporate holdings in the Fund are generally lower in “spread beta” than the index which means that yield spread movements have a smaller impact on the Fund’s holdings. This has been a positive in 2012. We continue to focus on higher quality corporate securities and are avoiding all exposure to Europe. The taxable municipal bonds in the Fund also provided superior performance due to their higher average income yield. The Fund has been deemphasizing government securities for several years and remains underweight in these securities compared to the index. Thus far in 2012 we have increased the allocation to the corporate and taxable municipal sectors and reduced government securities. As a result, the income yield of the Fund is superior while its duration is similar to the index.

As we move into the second half of the year the longer-term health of the economy and the ability of Europe to avoid a full-blown financial crisis are on the minds of investors. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. In response, the Federal Reserve continues to provide ample liquidity to the market and has recently extended its program of selling shorter term securities to purchase longer term bonds. Further evidence of a softening economy could lead to a third round of Quantitative Easing by the central bank. Interest rates will likely remain near historic lows and we expect the bond market to experience periods of improving and deteriorating credit. A recession is not the most likely course for the economy, but it cannot be ruled out. In such an environment, the Fund will maintain an overweight to quality credit securities and an average duration at or slightly beyond the index. This will provide somewhat more yield to the Fund without exposing it to inappropriate interest rate or credit risks.

Average Annual Total Returns as of June 30, 2012

	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
Six Month	2.74%	1.66%
One Year	5.67%	4.33%
Five Years	6.69%	5.97%
Ten Years	5.13%	4.93%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Performance Review – June 30, 2012 Unaudited

JIC Institutional Bond Fund III

The JIC Institutional Bond Fund III provided a total return of 3.17% for the first six months of 2012 compared to a 2.86% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.

The first and second quarters of the year have been mirror images of each other. During the first three months interest rates rose modestly and credit yield spreads narrowed as investors grew more confident in the economic environment and the actions taken by the European Central Bank to soothe the European credit crisis. However, as we moved through the second quarter growing unease about the durability of our economic expansion and renewed fears in Europe caused interest rates to decline as credit spreads widened again. The yields on ten and thirty year treasury securities ultimately declined to historic lows. Overall, corporate bonds provided better relative performance during the first half of 2012 and long duration bonds outperformed shorter-term securities.

The Fund’s emphasis on quality credit securities is providing more yield to the portfolio compared to the index which contributed to its better total return during the period. Superior security selection also added value. The corporate holdings in the Fund are generally lower in “spread beta” than the index and somewhat shorter in duration than those held in the index. This means that yield spread movements have a smaller impact on the Fund’s holdings which was a positive during the period. We continue to focus on higher quality names and are avoiding all exposure to European securities. The taxable municipal bonds in the Fund also provided superior performance due to their higher average income yield and greater spread contraction. The Fund has been deemphasizing government securities for several years and remains underweight in these securities compared to the index. A modest allocation to agency mortgage-backed securities also contributed to the Fund’s performance. Thus far in 2012 we have added modestly to the corporate sector and reduced government securities. The duration of the Fund is similar to the index.

As we move into the second half of the year the longer-term health of the economy and the ability of Europe to avoid a full-blown financial crisis are on the minds of investors. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. In response, the Federal Reserve continues to provide ample liquidity to the market and has recently extended its program of selling shorter term securities to purchase longer term bonds. Further evidence of a softening economy could lead to a third round of Quantitative Easing by the central bank. Interest rates will likely remain near historic lows and we expect the bond market to experience periods of improving and deteriorating credit. A recession is not the most likely course for the economy, but it cannot be ruled out. In such an environment, the Fund will maintain an overweight to quality credit securities and an average duration near the index. This will provide somewhat more yield to the Fund without exposing it to inappropriate interest rate or credit risks.

Average Annual Total Returns as of June 30, 2012

	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
Six Month	3.17%	2.86%
One Year	8.79%	8.78%
Five Years	8.19%	7.75%
Ten Years	6.10%	6.20%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Performance Review – June 30, 2012 Unaudited

Johnson Enhanced Return Fund

The total return for the Johnson Enhanced Return Fund for the first six months of 2012 was 11.13% compared to a 9.49% return for the S&P 500 Index.

As has been the case for several years, good performance from the short duration bonds in the portfolio relative to the cost of holding futures contracts resulted in the Fund’s superior results. The bond portfolio’s positive performance was attributable to the slope of the yield curve and the relatively attractive yields available on short maturity corporate bonds. The Fund outperformed during both quarters of the year, with volatility characteristics closely aligned with the index.

The Fund achieves its results through a combination of equity index futures contracts and a short duration bond portfolio. The futures provide similar price movement and volatility compared to the S&P 500 Index while the goal of the bond portfolio is to enhance its return. The Fund’s emphasis on A-rated and higher corporate securities and its underweight posture in Treasuries helped to provide a superior income yield that contributed to its good relative results during the period. In addition, the individual corporate holdings in the Fund performed well as we focused on high quality names and avoided all exposure to European securities. The Fund’s maturity structure has also taken advantage of “yield curve” roll in recent years. This strategy is intentional and adds to performance as securities roll down the slope of the curve toward their eventual maturity date.

As we move into the second half of the year the longer-term health of the economy and the ability of Europe to avoid a full-blown financial crisis are on the minds of investors. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. In response, the Federal Reserve continues to provide ample liquidity to the market and has recently extended its program of selling shorter term securities to purchase longer term bonds. Further evidence of a softening economy could lead to a third round of Quantitative Easing by the central bank. Interest rates will likely remain near historic lows and we expect the bond market to experience periods of improving and deteriorating credit. The stock market is expected to remain volatile. While a recession is not the most likely course for the economy, it cannot be ruled out. In such an environment, the Fund will maintain an emphasis on quality credit securities with an average duration around 2.5 years. This will provide somewhat more yield to the Fund without exposing it to inappropriate interest rate or credit risks.

Average Annual Total Returns as of June 30, 2012

	Enhanced Return Fund	S&P 500 Index
Six Month	11.13%	9.49%
One Year	7.18%	5.45%
Five Years	2.12%	0.22%
Since Inception*	4.88%	3.52%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2012 - Unaudited

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 5.000% Due 08/15/14	1,500,000	$1,623,666
BB&T Corp. Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	227,983
BB&T Corp. Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,009,674
Citigroup Inc. Senior Unsecured Notes, 5.500% Due 10/15/14	1,300,000	1,376,400
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/16	1,340,000	1,378,061
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,036,982
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	500,000	504,610
Northern Trust Company Subordinated Notes, 4.600% Due 02/01/13	1,035,000	1,057,777
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/17	1,250,000	1,383,146
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/16	1,023,000	1,203,840
US Bank NA Subordinated Notes, 4.950% Due 10/30/14	500,000	544,066
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	500,000	541,521
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/17	1,305,000	1,520,609
19.5% - Total Finance		$13,408,335

Industrial
3M Company Senior Unsecured Notes, 1.375% Due 09/29/16	1,000,000	1,018,803
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 03/15/14	1,400,000	1,489,078
Air Products & Chemicals Senior Unsecured Notes, 4.150% Due 02/01/13	1,500,000	1,531,040
Becton Dickenson Senior Unsecured Notes, 1.750% Due 11/08/16	1,195,000	1,221,645
Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,200,000	1,232,492
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/17	1,000,000	1,163,170
Emerson Electric Corp. Senior Notes, 4.625% Due 10/15/12	1,125,000	1,139,642
General Electric Capital Corp., 5.400% Due 02/15/17	2,000,000	2,277,622
IBM Corp. Senior Unsecured Notes, 4.750% Due 11/29/12	1,106,000	1,126,557
McDonald's Corp. Senior Unsecured Notes, 5.800% Due 10/15/17	1,000,000	1,214,495
Pepsico Inc. Senior Unsecured Notes, 3.100% Due 01/15/15	1,830,000	1,927,378
Praxair Inc. Senior Unsecured Notes, 4.375% Due 03/31/14	938,000	997,102
23.7% - Total Industrial		$16,339,024

Utilities
Florida Power & Light First Mortgage, 4.850% Due 02/01/13	974,000	998,245
Georgia Power Company Senior Unsecured Notes, 6.000% Due 11/01/13	1,441,000	1,540,014
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/16	1,290,000	1,374,090
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,105,173
7.3% - Total Utilities		$5,017,522

United States Government Agency Obligations
FHLB, 4.875% Due 12/14/12	2,500,000	2,552,240
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/42	2,424,649	2,546,983
FHLMC, 1.500% Due 09/21/16	770,000	771,584
FNMA Step Up Coupon, 1.500% Due 04/18/16	1,500,000	1,510,311
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,509,102
FNMA, 2.000% Due 06/28/16	2,500,000	2,536,950
FNMA, 3.000% Due 07/23/15	2,500,000	2,503,235
21.7% - Total United States Government Agency Obligations		$14,930,405

United States Government Agency Obligations - Mortgage-Backed Securities
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/34	260,252	284,438
0.4% - Total United States Government Agency Obligations- Mortgage-Backed Securities		$284,438

United States Government Treasury Obligations
United States Treasury Notes, 2.125% Due 05/31/15	1,500,000	1,573,829
United States Treasury Notes, 4.000% Due 11/15/12	2,000,000	2,028,672
United States Treasury Notes, 4.125% Due 08/31/12	1,000,000	1,006,680
United States Treasury Notes, 4.250% Due 08/15/15	2,500,000	2,793,360
10.8% - Total United States Government Treasury Obligations		$7,402,541

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2012 - Unaudited

Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939% Due 04/01/14		1,500,000	1,543,170
State of Kentucky Property & Buildings Commission Revenue
- Build America Bonds, 4.077% Due 11/01/15		1,410,000	1,542,188
State of Ohio Higher Education Facilities Commission Taxable Hospital Revenue
Cleveland Clinic Health System, 2.731% Due 01/01/17		1,110,000	1,140,181
State of Ohio General Obligation Unlimited - Build America Bonds, 1.970% Due 05/01/15		1,470,000	1,521,656
University of Texas Revenue - Build America Bonds, 2.326% Due 08/15/14		1,500,000	1,546,545
10.6% - Total Taxable Municipal Bonds			$7,293,740

Sovereign Bonds
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/15		1,500,000	1,582,485
2.3% - Total Sovereign Bonds			$1,582,485

Total Fixed Income Securities	96.3%		$66,258,490
(Identified Cost $65,012,412)

Cash Equivalents		Shares
First American Government Obligation Fund, Class Z*		1,942,914	1,942,914
Total Cash Equivalents	2.8%		$1,942,914
(Identified Cost $1,942,914)

Total Portfolio Value	99.1%		$68,201,404
(Identified Cost $66,955,326)

Other Assets in Excess of Liabilities	0.9%		$653,726

Total Net Assets 100.0%	100.0%		$68,855,130

* Variable Rate Security; as of June 30, 2012, the yield was 0.00%.
CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2012 - Unaudited

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/19	750,000	$960,434
Bank of America Corp. Senior Notes, 7.375% Due 05/15/14	300,000	322,772
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	1,036,503
BB&T Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,138,804
Citigroup Inc. Subordinated Notes, 5.000%, 09/15/14	1,000,000	1,025,597
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,149,231
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,132,552
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/19	1,000,000	989,700
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	494,518
PNC Bank NA Subordinated Notes, 5.250% Due 01/15/17	1,000,000	1,113,808
US Bank NA Subordinated Notes, 4.950% Due 10/30/14	1,115,000	1,213,267
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/14	1,180,000	1,259,410
Wachovia Corp. Subordinated Notes, 4.600% Due 04/01/21	1,400,000	1,561,893
18.7% - Total Finance		$13,398,489

Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/16	1,000,000	1,211,574
Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,000,000	1,027,077
Dover Corp. Senior Unsecured Notes, 4.875% Due 10/15/15	1,140,000	1,274,281
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/17	1,370,000	1,593,543
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,250,000	1,373,116
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/20	1,500,000	1,622,764
General Electric Capital Corp. Senior Unsecured Notes, 5.625% Due 09/15/17	500,000	573,787
IBM Corp. Senior Unsecured Notes, 4.750% Due 11/29/12	1,100,000	1,120,446
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,193,928
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/18	215,000	287,614
Praxair Inc. Senior Unsecured Notes, 5.200% Due 03/15/17	1,000,000	1,170,510
Target Corp. Senior Unsecured Notes, 5.375% Due 05/1/17	1,000,000	1,179,540
United Technologies Corp. Senior Notes, 5.375% Due 12/15/17	1,465,000	1,753,426
Wal-Mart Stores Inc. Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	740,299
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/30	500,000	751,500
23.6% - Total Industrial		$16,873,405

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	809,626
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	696,593
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/18	500,000	725,402
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/16	700,000	745,630
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,100,000	1,303,619
6.0% - Total Utilities		$4,280,870

United States Government Agency Obligations
FHLB, 5.375% Due 05/18/16	500,000	590,066
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,509,102
FNMA, 2.000% Due 06/28/16	2,500,000	2,536,950
TVA, 6.250% Due 12/15/17	825,000	1,049,627
9.3% - Total United States Government Agency Obligations		$6,685,745

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC CMO Pool 2963 Class DM, 5.500% Due 08/15/33	1,875,000	1,965,071
FHLMC CMO Pool J12635, 4.000% Due 07/01/25	2,302,686	2,434,880
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/25	714,976	795,541
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/42	989,652	1,039,585
FNMA CMO Pool AA4392, 4.000% Due 04/01/39	1,635,000	1,742,376
11.1% - Total United States Government Agency Obligations - Mortgage Backed Securities		$7,977,453

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2012 - Unaudited

United States Government Treasury Obligations
United States Treasury Bonds, 4.000% Due 02/15/14		2,000,000	2,118,984
United States Treasury Bonds, 4.500% Due 11/15/15		1,500,000	1,700,157
United States Treasury Notes, 2.125% Due 05/31/15		1,600,000	1,678,750
United States Treasury Notes, 4.125% Due 05/15/15		2,000,000	2,210,470
10.8% - Total United States Government Treasury Obligations			$7,708,361

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 2.300% Due 05/10/16		1,000,000	1,043,253
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16		1,000,000	1,161,333
3.1% - Total Sovereign Bonds			$2,204,586

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/17		240,000	238,043
0.3% - Total Certificates of Deposit			$238,043

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue - Build America Bonds, 5.330% Due 06/01/20		725,000	848,091
Cincinnati Ohio General Obligation, 5.300% Due 12/01/20		1,000,000	1,028,750
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37		1,000,000	1,141,220
Kentucky Asset Liability Commission Revenue - Build America Bonds, 4.104% Due 04/01/19		1,000,000	1,095,630
Kentucky Asset Liability Commission Revenue - Build America Bonds, 5.339 % Due 04/01/22		300,000	334,251
University of Cincinnati Ohio General Receipts Revenue - Build America Bonds, 5.117% Due 06/01/21		1,435,000	1,619,354
University of North Carolina Chapel Hill Hospital Revenue - Build America Bonds, 3.539% Due 02/01/17		1,315,000	1,436,703
10.5% - Total Taxable Municipal Bonds			$7,503,999

Non-Taxable Municipal Bonds
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/16		1,000,000	1,117,470
1.5% - Non-Total Taxable Municipal Bonds			$1,117,470

Total Fixed Income Securities 94.9%			$67,988,421
(Identified Cost $63,890,129)

Cash Equivalents		Shares
First American Government Obligation Fund, Class Z*		2,938,277	2,938,277
Total Cash Equivalents	4.1%		$2,938,277
(Identified Cost $2,938,277)

Total Portfolio Value	99.0%		$70,926,698
(Identified Cost $66,828,406)

Other Assets in Excess of Liabilities	1.0%		$695,975

Total Net Assets	100%		$71,622,673

* Variable Rate Security; as of June 30, 2012, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Corporation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2012 - Unaudited

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 7.450% Due 05/16/19	500,000	$640,289
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	1,036,503
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,138,804
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/21	1,300,000	1,390,982
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	1,009,220
Travelers Companies Inc. Senior Unsecured Notes, 5.900% Due 06/02/19	451,000	560,630
US Bank Subordinated Notes, 4.800% Due 04/15/15	1,500,000	1,650,142
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/14	980,000	1,045,951
Wells Fargo & Company Senior Unsecured Notes, 4.600% Due 04/01/21	1,300,000	1,450,329
14.5% - Total Finance		$9,922,850

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,180,174
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/18	1,000,000	1,180,001
Emerson Electric Corp. Senior Notes, 5.375% Due 10/15/17	1,217,000	1,445,475
Eaton Corp. Senior Unsecured Notes, 5.950% Due 03/20/14	1,300,000	1,406,019
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/20	1,405,000	1,519,989
General Electric Capital Corp. Senior Unsecured Notes, 4.650% Due 10/17/21	500,000	555,263
IBM Corp. Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	2,190,683
McDonald's Corp., 5.300% Due 03/15/17	1,210,000	1,428,429
Pepsico Inc. Senior Unsecured Notes, 5.000% Due 06/01/18	1,056,000	1,235,079
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,286,478
United Technologies Corp. Senior Notes, 5.375% Due 12/15/17	1,000,000	1,196,878
Wal-Mart Stores Inc. Senior Unsecured Notes,7.550% Due 02/15/30	1,500,000	2,254,500
24.8% - Total Industrial		$16,878,968

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	809,626
Georgia Power Company Senior Unsecured Notes, 5.700% Due 06/01/17	425,000	508,087
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/16	400,000	426,074
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/17	800,000	936,462
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,185,108
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/19	1,450,000	1,720,869
8.2% - Total Utilities		$5,586,226

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 3.000% Due 07/16/18	1,750,000	1,879,530
2.7% - Total Sovereign Bonds		$1,879,530

United States Government Agency Obligations
FFCB, 5.875% Due 10/03/16	2,025,000	2,443,130
FHLB, 5.130% Due 05/24/13	800,000	834,967
FHLB, 5.500% Due 12/11/13	1,000,000	1,074,624
TVA Power Series 2001 Class D, 4.875% Due 12/15/16	500,000	586,969
TVA Power Series 1997 Class E, 6.250% Due 12/15/17	500,000	636,138
8.2% - Total United States Government Agency Obligations		$5,575,828

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/35	1,133,018	1,213,043
FHLMC Pool 2985 Class GE, 5.500% Due 06/15/25	625,604	696,099
FHLMC CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	935,800
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/42	1,979,305	2,079,170
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/39	1,635,000	1,742,376
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/17	64,288	69,060
9.9% - Total United States Government Agency Obligations - Mortgage Backed Securities		$6,735,548

United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/16	2,000,000	2,284,844
United States Treasury Notes, 2.125% Due 05/31/15	1,000,000	1,049,219
United States Treasury Notes, 3.125% Due 02/15/42	1,500,000	1,611,093

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2012 - Unaudited

United States Treasury Notes, 3.750% Due 08/15/41	300,000	361,781
United States Treasury Notes, 4.125% Due 05/15/15	1,100,000	1,215,758
United States Treasury Notes, 4.625% Due 02/15/17	800,000	942,625
11.0% - Total United States Government Treasury Obligations		$7,465,320

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/17	240,000	238,043
0.4% - Total Certificates of Deposit		$238,043

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue - Build America Bonds, 5.330% Due 06/01/20	750,000	877,335
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37	1,785,000	2,037,078
Kentucky Asset Liability Commission Revenue - Build America Bonds, 2.939 % Due 04/01/14	1,400,000	1,440,292
Miami University Ohio General Receipts Revenue - Build America Bonds, 5.263% Due 09/01/18	1,000,000	1,113,210
State of Ohio Higher Education Facilities - Cleveland Clinic Health Systems, 3.849% Due 01/01/22	945,000	989,954
State of Ohio Major New Infrastructure Revenue - Build America Bonds, 4.994% Due 12/15/20	850,000	1,020,366
University of Cincinnati Ohio General Receipts Revenue - Build America Bonds, 4.667% Due 06/01/18	1,000,000	1,129,990
12.7% Total Taxable Municipal Bonds		$8,608,225

Total Fixed Income Securities 92.4%		$62,890,538
(Identified Cost $57,571,451)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z*	4,444,937	4,444,937
Total Cash Equivalents 6.6%		$4,444,937
(Identified Cost $4,444,937)

Total Portfolio Value 99.0%		$67,335,475
(Identified Cost $62,016,388)

Other Assets In Excess of Liabilities 1.0%		$657,594

Total Net Assets 100.0%		$67,993,069

* Variable Rate Security; as of June 30, 2012, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Corporation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2012 - Unaudited

Fixed Income Securities

Corporate Bonds	Face Value	Fair Value
Finance
Allstate Corp. Senior Unsecured Notes, 6.200% Due 05/16/14	1,000,000	$1,100,460
Aon Corp. Senior Unsecured Notes, 3.500% Due 09/30/15	1,000,000	1,045,827
Citigroup Inc. Subordinated Notes, 5.000% Due 09/15/14	1,000,000	1,025,597
Fifth Third Bancorp Senior Unsecured Notes, 3.625% Due 01/25/16	1,000,000	1,054,755
JPMorgan Chase & Company Senior Unsecured Notes, 3.150% Due 07/05/16	1,000,000	1,028,404
Key Bank NA Subordinated Notes, 5.450% Due 03/03/16	1,000,000	1,110,304
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/17	1,000,000	1,106,517
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,115,534
Wachovia Bank NA (Wells Fargo) Subordinated Notes, 5.600% Due 03/15/16	1,000,000	1,119,180
15.3% - Total Finance		$9,706,578

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,228,000	1,449,254
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/16	900,000	1,052,059
Clorox Company Senior Unsecured Notes, 5.000% Due 03/01/13	1,000,000	1,028,301
Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,000,000	1,027,077
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,000,000	1,098,493
Enterprise Products Senior Unsecured Notes, 6.125% Due 02/1/13	780,000	801,441
General Electric Capital Corp., 5.400% Due 02/15/17	2,000,000	2,277,622
General Mills Inc. Senior Unsecured Notes, 5.200% Due 03/17/15	840,000	932,452
IBM Corp., 7.500% Due 06/15/13	550,000	587,078
Kellogg Corp. Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,018,793
Kraft Foods Inc. Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	616,456
Kroger Company Senior Unsecured Notes, 2.200% Due 01/15/17	1,115,000	1,127,457
Potash Corp. of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	500,000	537,647
Transcontinental Gas Pipeline Corp. Senior Unsecured Notes, 8.875% Due 07/15/12	670,000	671,550
Walt Disney Company Senior Unsecured Notes, 4.700% Due 12/01/12	1,000,000	1,017,130
24.0% - Total Industrials		$15,242,810

Utilities
Alliant Energy Corp. Senior Unsecured Notes, 4.000% Due 10/15/14	1,000,000	1,051,935
Devon Energy Corp. Senior Unsecured Notes, 2.400% Due 07/15/16	1,000,000	1,028,106
Duke Energy Corp. Senior Unsecured Notes, 6.300% Due 02/01/14	815,000	882,327
Florida Power & Light First Mortgage, 4.850% Due 02/01/13	1,000,000	1,024,892
Midamerican Energy Holdings Senior Unsecured Notes, 5.875% Due 10/01/12	769,000	778,713
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/17	1,000,000	1,170,578
Verizon Communications Senior Unsecured Notes, 5.500% Due 04/01/17	1,000,000	1,171,239
Virginia Electric & Power Co. Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	509,304
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/17	1,000,000	1,159,059
13.9% - Total Utilities		$8,776,153

Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation District Revenue
- Build America Bonds, 3.500% Due 08/01/13	380,000	389,116
State of Kentucky Property & Buildings Commission Revenue
- Build America Bonds, 4.077% Due 11/01/15	1,000,000	1,093,750
State of Ohio Higher Education Facilities Commission - Cleveland Clinic Health System, 2.731% Due 01/01/17	1,000,000	1,027,190
4.0% - Total Municipal Bonds		$2,510,056

United States Government Agency Obligations
FNMA Step Up Coupon, 2.000% Due 03/26/15	1,500,000	1,505,462
FNMA, 1.500% Due 10/14/14	2,000,000	2,043,892
FNMA, 3.000% Due 07/23/15	1,850,000	1,852,394
FHLMC, 2.500% Due 05/27/16	3,500,000	3,733,975
14.4% - Total United States Government Agency Obligations		$9,135,723

United States Government Agency Obligations - Mortgage Backed Securities
FNMA CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	249,219	257,026
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/25	743,400	786,077
1.6% - Total United States Government Agency Obligations - Mortgage Backed Securities		$1,043,103

The accompanying notes are an integral part of these financial statements.

12

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2012 - Unaudited

United States Government Treasury Obligations
United States Treasury Notes, 1.500% Due 12/31/13		2,000,000	2,035,468
United States Treasury Notes, 4.500% Due 11/15/15		2,000,000	2,266,876
6.8% - Total United States Government Treasury Obligations			$4,302,344

Total Fixed Income Securities	80.0%		$50,716,767
(Identified Cost $50,099,586)

Cash & Cash Equivalents		Shares
First American Government Obligation Fund, Class Z*		5,978,899	5,978,899
Total Cash Equivalents	9.4%		$5,978,899
(Identified Cost $5,978,899)

Total Portfolio Value	89.4%		$56,695,666
(Identified Cost $56,078,485)

Other Assets in Excess of Liabilities	10.6%		$6,717,812

Total Net Assets: 100.0%	100.0%		$63,413,478

Futures Contracts		Long	Unrealized
		Contracts	Appreciation
E-mini Standard & Poors 500 expiring September 2012 (50 units per contract)		925	$2,034,275
(Notional Value of $62,999,900)

* Variable Rate Security; as of June 30, 2012, the yield was 0.00%.
CMO - Collateralized Mortgage Obligation
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

13

JOHNSON MUTUAL FUNDS	June 30, 2012 - Unaudited

Statements of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$68,201,404	$70,926,698	$67,335,475	$56,695,666
Cash	80,840	80,839	—	217,951
Cash Held at Broker	—	—	—	4,046,875
Receivable from Broker at Fair Value	—	—	—	329,501
Interest Receivable	587,183	629,988	677,709	567,205
Receivable for Variation Margin on Futures Contracts	—	—	—	1,564,640
Fund Shares Sold Receivable	—	—	—	7,614
Total Assets	$68,869,427	$71,637,525	$68,013,184	$63,429,452

Liabilities:
Accrued Management Fee	$14,297	$14,852	$14,115	$15,974
Due to Custodian	—	—	6,000	—
Total Liabilities	$14,297	$14,852	$20,115	$15,974

Net Assets	$68,855,130	$71,622,673	$67,993,069	$63,413,478

Net Assets Consist of:
Paid in Capital	$67,520,600	$67,442,246	$61,829,349	$66,845,924
Accumulated (Distribution in Excess of) Net Investment Income	(1,884)	(1,001)	2,091	2,156
Accumulated Net Realized Gain
(Loss) from Security Transactions & Futures Contracts	90,336	83,136	842,542	(6,086,058)
Net Unrealized Gain on Investments	1,246,078	4,098,292	5,319,087	617,181
Net Unrealized Gain on Futures Contracts	—	—	—	2,034,275

Net Assets	$68,855,130	$71,622,673	$67,993,069	$63,413,478

Shares Outstanding (Unlimited
Amount Authorized)	4,497,371	4,413,798	4,054,378	4,285,016

Offering, Redemption and
Net Asset Value Per Share	$15.31	$16.23	$16.77	$14.80

*Identified Cost of Investment Securities	$66,955,326	$66,828,406	$62,016,388	$56,078,485

The accompanying notes are an integral part of these financial statements.

14

JOHNSON MUTUAL FUNDS	June 30, 2012 - Unaudited

Statements of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Six Months Ended	Six Months Ended	Six Months Ended	Six Months Ended
	6/30/2012	6/30/2012	6/30/2012	6/30/2012
Investment Income:
Interest	$853,235	$1,246,409	$1,221,527	$585,582

Expenses:
Gross Management Fee	$102,196	$105,010	$97,359	$276,397
Management Fee Waiver (Note #4)	(11,766)	(12,122)	(11,293)	(179,658)
Net Expenses	$90,430	$92,888	$86,066	$96,739

Net Investment Income	$762,805	$1,153,521	$1,135,461	$488,843

Net Realized Gain from Security Transactions	$90,336	$82,352	$841,159	$179,999
Net Realized Gain from Futures Contracts	—	—	—	3,855,535
Increase in Due from Broker (See Note 3)	—	—	—	35,140
Net Unrealized Change on Investments	85,268	631,233	61,283	175,769
Net Unrealized Change on Futures Contracts	—	—	—	1,099,107

Net Gain on Investments	$175,604	$713,585	$902,442	$5,345,550
Net Change in Net Assets
from Operations	$938,409	$1,867,106	$2,037,903	$5,834,393

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS	June 30, 2012

Statements of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	6/30/2012*	12/31/2011	6/30/2012*	12/31/2011	6/30/2012*	12/31/2011	6/30/2012*	12/31/2011
Operations:
Net Investment Income	$762,805	$1,579,861	$1,153,521	$2,339,593	$1,135,461	$2,321,580	$488,843	$1,078,757
Net Realized Gain/(Loss) from Security Transactions	90,336	286,066	82,352	496,532	841,159	573,335	179,999	197,261
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	3,855,535	504,151
Increase in Due from Broker (See Note 3)	—	—	—	—	—	—	35,140	(214,915)
Net Unrealized Change on Investments	85,268	(189,796)	631,233	827,992	61,283	1,995,298	175,769	(325,648)
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	1,099,107	310,823
Net Change in Net
Assets from Operations	$938,409	$1,676,131	$1,867,106	$3,664,117	$2,037,903	$4,890,213	$5,834,393	$1,550,429

Distributions to Shareholders:
Net Investment Income	$(764,689)	$(1,606,541)	$(1,154,522)	$(2,369,761)	$(1,133,370)	$(2,428,867)	$(486,687)	$(1,080,133)
Net Realized Gain from
Security Transactions	—	(83,660)	—	(487,272)	—	(576,122)	—	—
Net Change in Net Assets
from Distributions	$(764,689)	$(1,690,201)	$(1,154,522)	$(2,857,033)	$(1,133,370)	$(3,004,989)	$(486,687)	$(1,080,133)

Capital Share Transactions:
Proceeds From Sale of Shares	$5,244,855	$15,175,789	$6,244,164	$14,671,663	$9,397,831	$11,318,914	$7,338,527	$1,812,139
Net Asset Value of Shares Issued on
Reinvestment of Distributions	57,997	200,985	88,333	662,802	—	576,122	486,687	1,080,133
Cost of Shares Redeemed	(4,057,347)	(9,637,391)	(3,462,975)	(9,457,414)	(2,881,918)	(8,234,068)	(885,985)	(1,495,000)
Net Change in Net Assets
from Capital Share Transactions	$1,245,505	$5,739,383	$2,869,522	$5,877,051	$6,515,913	$3,660,968	$6,939,229	$1,397,272

Net Change in Net Assets	$1,419,225	$5,725,313	$3,582,106	$6,684,135	$7,420,446	$5,546,192	$12,286,935	$1,867,568

Net Assets at Beginning of Period	$67,435,905	$61,710,592	$68,040,567	$61,356,432	$60,572,623	$55,026,431	$51,126,543	$49,258,975

Net Assets at End of Period	$68,855,130	$67,435,905	$71,622,673	$68,040,567	$67,993,069	$60,572,623	$63,413,478	$51,126,543

Accumulated (Distribution in Excess of )
Undistributed Net Investment Income	$(1,884)	$—	$(1,001)	$—	$2,091	$—	$2,156	$—

* - Unaudited

The accompanying notes are an integral part of these financial statements.

16

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2012*		2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$15.27		$15.27	$15.28	$15.01	$14.84	$14.60

Operations:
Net Investment Income	0.17		0.36	0.50	0.61	0.62	0.61
Net Gains (Losses) on Securities
(Realized and Unrealized)	0.04		0.03	(0.01)	0.26	0.17	0.24
Total Operations	$0.21		$0.39	$0.49	$0.87	$0.79	$0.85

Distributions:
Net Investment Income	(0.17)		(0.37)	(0.50)	(0.60)	(0.62)	(0.61)
Net Realized Capital Gains	—		(0.02)	—	—	—	—
Total Distributions	$(0.17)		$(0.39)	$(0.50)	$(0.60)	$(0.62)	$(0.61)

Net Asset Value at End of Period	$15.31		$15.27	$15.27	$15.28	$15.01	$14.84

Total Return(a)	1.39	%(b)	2.56%	3.28%	5.89%	5.47%	5.96%

Net Assets End of Period (Millions)	$68.86		$67.44	$61.71	$54.92	$53.41	$59.97

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(d)	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.22	%(d)	2.33%	3.26%	3.98%	4.11%	4.14%
Average Net Assets after Waiver	2.25	%(d)	2.36%	3.27%	3.99%	4.14%	4.16%

Portfolio Turnover Rate	14.74	%(b)	37.61%	38.27%	29.96%	29.25%	25.40%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2012, 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2012*		2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$16.06		$15.86	$15.72	$15.59	$15.26	$14.94

Operations:
Net Investment Income	0.27		0.56	0.64	0.71	0.69	0.68
Net Gains on Securities
(Realized and Unrealized)	0.17		0.33	0.33	0.27	0.33	0.32
Total Operations	$0.44		$0.89	$0.97	$0.98	$1.02	$1.00

Distributions:
Net Investment Income	(0.27)		(0.57)	(0.64)	(0.70)	(0.69)	(0.68)
Net Realized Capital Gains	—		(0.12)	(0.19)	(0.15)	—	—
Total Distributions	$(0.27)		$(0.69)	$(0.83)	$(0.85)	$(0.69)	$(0.68)

Net Asset Value at End of Period	$16.23		$16.06	$15.86	$15.72	$15.59	$15.26

Total Return(a)	2.74	%(b)	5.66%	6.19%	6.43%	6.89%	6.87%

Net Assets End of Period (Millions)	$71.62		$68.04	$61.36	$54.69	$54.65	$60.26

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(d)	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.29	%(d)	3.45%	3.94%	4.48%	4.42%	4.51%
Average Net Assets after Waiver	3.32	%(d)	3.48%	3.95%	4.49%	4.45%	4.53%

Portfolio Turnover Rate	7.34	%(b)	26.91%	29.19%	24.75%	13.24%	16.41%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2012, 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2012*		2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$16.54		$16.03	$15.71	$15.64	$15.40	$15.05

Operations:
Net Investment Income	0.29		0.64	0.70	0.74	0.75	0.73
Net Gains on Securities
(Realized and Unrealized)	0.23		0.70	0.47	0.33	0.42	0.35
Total Operations	$0.52		$1.34	$1.17	$1.07	$1.17	$1.08

Distributions:
Net Investment Income	(0.29)		(0.67)	(0.70)	(0.74)	(0.75)	(0.73)
Net Realized Capital Gains	—		(0.16)	(0.15)	(0.26)	(0.18)	—
Total Distributions	$(0.29)		$(0.83)	$(0.85)	$(1.00)	$(0.93)	$(0.73)

Net Asset Value at End of Period	$16.77		$16.54	$16.03	$15.71	$15.64	$15.40

Total Return(a)	3.17	%(b)	8.51%	7.54%	7.07%	7.89%	7.42%

Net Assets End of Period (Millions)	$67.99		$60.57	$55.03	$52.41	$52.93	$57.60

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(d)	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.49	%(d)	3.87%	4.30%	4.68%	4.80%	4.83%
Average Net Assets after Waiver	3.52	%(d)	3.90%	4.31%	4.69%	4.83%	4.85%

Portfolio Turnover Rate	14.57	%(b)	20.08%	23.39%	20.09%	12.59%	17.73%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2012, 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:

	Six Months
	Ended		Year Ended December 31
	6/30/2012*		2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$13.43		$13.30	$11.61	$9.00	$15.03	$16.20

Operations:
Net Investment Income	0.12		0.29	0.31	0.28	0.50	0.78
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	1.37		0.13	1.69	2.61	(6.03)	0.14
Total Operations	$1.49		$0.42	$2.00	$2.89	$(5.53)	$0.92

Distributions:
Net Investment Income	(0.12)		(0.29)	(0.31)	(0.28)	(0.50)	(0.76)
Net Realized Capital Gains	—		—	—	—	—	(1.33)
Total Distributions	$(0.12)		$(0.29)	$(0.31)	$(0.28)	$(0.50)	$(2.09)

Net Asset Value at End of Period	$14.80		$13.43	$13.30	$11.61	$9.00	$15.03

Total Return(a)	11.13	%(b)	3.16%	17.56%	32.65%	(37.58%)	5.66%

Net Assets End of Period (Millions)	$63.41		$51.13	$49.26	$42.65	$37.32	$54.62

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.12	%(d)	1.48%	1.89%	2.13%	3.40%	4.00%
Average Net Assets after Waiver	1.77	%(d)	2.13%	2.54%	2.78%	4.05%	4.65%

Portfolio Turnover Rate	22.94	%(b)	68.09%	48.42%	42.04%	35.06%	37.32%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2013. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

20

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

2) Security Valuation and Transactions:

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit.  Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

21

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2012:

JIC Institutional Bond Fund I	Level 1		Level 2	Level 3		Totals
Corporate Bonds
Finance	$	---	$13,408,335	$	---	$13,408,335
Industrial		---	16,339,024		---	16,339,024
Utilities		---	5,017,522		---	5,017,522
U.S. Agency Obligations		---	14,930,405		---	14,930,405
U.S. Agency Obligations – Mortgage-Backed		---	284,438		---	284,438
U.S. Treasury Obligations		---	7,402,541		---	7,402,541
Taxable Municipal Bonds		---	7,293,740		---	7,293,740
Sovereign Bonds		---	1,582,485		---	1,582,485
Cash Equivalents		1,942,914	---		---	1,942,914
Total		$1,942,914	$66,258,490	$	---	$68,201,404

JIC Institutional Bond Fund II		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$13,398,489	$	---	$13,398,489
Industrial		---	16,873,405		---	16,873,405
Utilities		---	4,280,870		---	4,280,870
U.S. Agency Obligations		---	6,685,745		---	6,685,745
U.S. Agency Obligations – Mortgage-Backed		---	7,977,453		---	7,977,453
U.S. Treasury Obligations		---	7,708,361		---	7,708,361
Sovereign Bonds		---	2,204,586		---	2,204,586
Certificates of Deposit		---	238,043		---	238,043
Taxable Municipal Bonds		---	7,503,999		---	7,503,999
Non-Taxable Municipal Bonds		---	1,117,470		---	1,117,470
Cash Equivalents		2,938,277	---		---	2,938,277
Total		$2,938,277	$67,988,421	$	---	$70,926,698

JIC Institutional Bond Fund III		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$9,922,850	$	---	$9,922,850
Industrial		---	16,878,968		---	16,878,968
Utilities		---	5,586,226		---	5,586,226
Sovereign Bonds		---	1,879,530		---	1,879,530
U.S. Agency Obligations		---	5,575,828		---	5,575,828
U.S. Agency Obligations – Mortgage-Backed		---	6,735,548		---	6,735,548
U.S. Treasury Obligations		---	7,465,320		---	7,465,320
Certificates of Deposit		---	238,043		---	238,043
Taxable Municipal Bonds		---	8,608,225		---	8,608,225
Cash Equivalents		4,444,937	---		---	4,444,937
Total		$4,444,937	$62,890,538	$	---	$67,335,475

Johnson Enhanced Return Fund		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$9,706,578	$	---	$9,706,578
Industrial		---	15,242,810		---	15,242,810
Utilities		---	8,776,153		---	8,776,153
Taxable Municipal Bonds		---	2,510,056		---	2,510,056
U.S. Agency Obligations		---	9,135,723		---	9,135,723
U.S. Agency Obligations – Mortgage-Backed		---	1,043,103		---	1,043,103
U.S. Treasury Obligations		---	4,302,344		---	4,302,344
Cash Equivalents		5,978,899	---		---	5,978,899
Sub-Total		$5,978,899	$50,716,767	$	---	$56,695,666
Other Financial Instruments*		2,034,275	---		---	2,034,275
Total		$8,013,174	$50,716,767	$	---	$58,729,941

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the contracts.

22

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2012, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3) Summary of Significant Accounting Policies:

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the six month period ended June 30, 2012 was $54,361,815. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

As of June 30, 2012, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin receivable on futures contracts as of June 30, 2012 was $1,564,640.

As of June 30, 2012, Receivable from Broker at Fair Value represents cash collateral due from RJ O’Brien. MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Futures Contracts held by the Johnson Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. However, the amounts yet to be returned, amounting to $509,276, may not be recovered due to MF Global’s insolvency issues. While a claim for the cash collateral has been filed with the MF Global Trustees, it is not certain as to how much the Fund may ultimately receive. Based on market information available as of June 30, 2012, the Adviser estimated the amount reasonably expected to be collected to be $329,501, and accordingly adjusted its estimate of the allowance for uncollectible amounts due from broker by $35,140,, which is shown separately on the Statements of Operations. The Adviser will continue to monitor the situation as information becomes available. Actual losses could be greater than those estimated above.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no reclassifications for the six months ended June 30, 2012.

23

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

4) Investment Advisory Agreement:

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the six month period ended June 30, 2012 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.27%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2013. Also, the Adviser has agreed to waive a part of the management fee for the Johnson Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2013.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.03%	0.27%	$90,430	$11,766
JIC Institutional Bond Fund II	0.30%	0.03%	0.27%	$92,888	$12,122
JIC Institutional Bond Fund III	0.30%	0.03%	0.27%	$86,066	$11,293
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$96,739	$179,658

At June 30, 2012, management fees payable amounted to $14,297, $14,852, $14,115 and $15,974 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5) Related Party Transactions:

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $19,000 for the six month period ended June 30, 2012, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of twelve Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2012, Covie and Company owned in aggregate 92.46% of the JIC Institutional Bond Fund I, 92.44% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III. At June 30, 2012, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 73.15% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6) Purchases and Sales of Securities:

For the six month period ended June 30, 2012, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$10,260,392	$8,888,711	$0	$912,375
JIC Institutional Bond Fund II	6,504,873	3,866,884	0	1,116,719
JIC Institutional Bond Fund III	10,444,817	7,378,156	1,475,157	1,599,697
Johnson Enhanced Return Fund	12,106,400	9,032,520	4,058,125	2,017,344

7) Capital Share Transactions:

As of June 30, 2012, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

24

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2012	2011	Six Months Ended 6/30/2012	2011	Six Months Ended 6/30/2012	2011	Six Months Ended 6/30/2012	2011
Shares Sold to Investors	342,249	991,956	385,007	917,399	564,795	696,099	505,783	131,535
Shares Issued on Reinvestment of Dividends	3,787	13,162	5,454	41,355	0	34,938	32,988	80,430
Subtotal	346,036	1,005,118	390,461	958,754	564,795	731,037	538,771	211,965
Shares Redeemed	(264,685)	(630,090)	(213,662)	(589,948)	(172,917)	(502,109)	(61,482)	(107,967)
Net Increase During Year	81,351	375,028	176,799	368,806	391,878	228,928	477,289	103,998
Shares Outstanding:
Beginning of Period	4,416,020	4,040,992	4,236,999	3,868,193	3,662,500	3,433,572	3,807,727	3,703,729
End of Period	4,497,371	4,416,020	4,413,798	4,236,999	4,054,378	3,662,500	4,285,016	3,807,727

8) Security Transactions:

For Federal income tax purposes, the cost of investment securities owned on June 30, 2012 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of June 30, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

25

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation
JIC Institutional Bond Fund I	$66,955,326	$1,332,699	$86,621	$1,246,078
JIC Institutional Bond Fund II	$66,828,406	$4,206,569	$108,277	$4,098,292
JIC Institutional Bond Fund III	$62,016,388	$5,327,694	$8,607	$5,319,087
Johnson Enhanced Return Fund	$56,078,485	$756,444	$139,263	$617,181

9) Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10) Distributions to Shareholders:

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Total Distributions Paid
JIC Institutional Bond Fund I	2011	1,601,295	83,904	5,002	1,690,201
	2012	764,689	-	-	764,689
JIC Institutional Bond Fund II	2011	2,368,241	305,990	182,802	2,857,033
	2012	1,154,522	-	-	1,154,522
JIC Institutional Bond Fund III	2011	2,428,867	551,274	24,848	3,004,989
	2012	1,133,370	-	-	1,133,370
Johnson Enhanced Return Fund	2011	1,080,133	-	-	1,080,133
	2012	486,687	-	-	486,687

As of December 31, 2011, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

26

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2012 - Unaudited

	Capital Loss Carryovers Expiring in 2016:	Total Capital Loss Carryover
Johnson Enhanced Return Fund	$9,006,649	$9,006,649

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$0	$0	$0	$1,160,810	$0	$1,160,810
JIC Institutional Bond Fund II	784	0	0	3,467,059	0	3,467,843
JIC Institutional Bond Fund III	1,383	0	0	5,257,804	0	5,259,187
Johnson Enhanced Return Fund	0	(9,006,649)	0	441,412	(214,915)	(8,780,152)

27

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2011 and held through June 30, 2012.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses Paid During Period* January 1, 2012 – June 30, 2012
Actual	$1,000.00	$1,013.93	$1.40
Hypothetical	$1,000.00	$1,023.41	$1.42

JIC Institutional Bond Fund II	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses Paid During Period* January 1, 2012 – June 30, 2012
Actual	$1,000.00	$1,027.36	$1.41
Hypothetical	$1,000.00	$1,023.41	$1.42

JIC Institutional Bond Fund III	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period* January 1, 2012 – June 30, 2012
Actual	$1,000.00	$1,031.70	$1.41
Hypothetical	$1,000.00	$1,023.41	$1.42

Johnson Enhanced Return Fund	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses Paid During Period* January 1, 2012 – June 30, 2012
Actual	$1,000.00	$1,111.29	$1.83
Hypothetical	$1,000.00	$1,023.06	$1.78

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.28%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

28

Review and Renewal of Management Agreements

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2012. The Trustees reviewed a memorandum and other information that had been prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers and soft dollars, performance for the most recently completed fiscal year end and first quarter of 2012, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the detailed December 31, 2011 performance data discussed in the February, 2012 Board Meeting, as well as the performance data presented by the Adviser through March 31, 2012. These reviews included annual returns as well as trailing one year, three year, five year and ten year performance data (as applicable) of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds. The Trustees recognized that according to the data presented, the JIC Institutional Funds have positive returns, but have trailed their respective benchmarks for the periods presented. The Enhanced Return Fund outperformed its benchmark index for all periods. The Adviser emphasized that performance for the Funds should be considered over the longer term. The Adviser also explained that the underperformance of the Funds. After discussion, the Trustees, including the Independent Trustees, indicated that it was their consensus that the performance of each Fund was reasonable in light of the circumstances, and particularly given the explanations received for the Funds that had underperformed in any periods.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and noted the competency and values of the management team. The Trustees noted the Trust has never been the subject of any litigation or administrative action. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. The Adviser provided an overview to the Adviser’s current health and viability, and reported that the business of the Adviser is healthy.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2011 by each Fund, in total dollars. The Trustees also reviewed a report which included a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe and a report comparing the management fees paid by each Fund against management fees paid by comparable funds with a similar investment objective as of March 31, 2012. In the case of all Funds except the Fixed Income Fund, the Management Fees charged were below the mean. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when renewing the Agreements. The Trustees noted that each Johnson Fund had an expense ratio in the lower half of its Morningstar universe, and that most of the Funds had expense rankings significantly below the mean. The Trustees further noted that the Adviser has extended voluntary fee waivers in the case of the Fixed Income Fund, Municipal Income Fund, Enhanced Return Fund, Institutional Funds and the International Fund. The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

The Trustees next considered economies of scale. The Trustees concluded that because the Funds were clearly among the lower end of expense ratios paid by funds in their peer group, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

The Fund’s Chief Compliance Officer reminded the Board that the Funds did not use an affiliated broker to execute security transactions on behalf of the Funds. He indicated the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions was lower for the Funds than for the Adviser as a whole. It was the consensus of the Trustees, including the Independent Trustees, that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were satisfied with the quality of investment advisory services being provided by the Adviser, and that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis. The Trustees did not identify any single factor as controlling in evaluating the contracts and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

29

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

30

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE

Timothy E. Johnson (70) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	12	None
INDEPENDENT TRUSTEES

Ronald H. McSwain (69) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	12	None

Kenneth S. Shull (83) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	12	None

John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	12	None

James J. Berrens (46) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	12	None
OFFICERS
Dale H. Coates (53) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (48) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (46) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA

Jennifer J. Kelhoffer (40) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

31

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.

3777 West Fork Road

Cincinnati, Ohio 45247

(513) 661-3100 (800) 541-0170

Custodian

US Bank

425 Walnut Street

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees,

and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 23, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 7, 2012

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 7, 2012

* Print the name and title of each signing officer under his or her signature.